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Exhibit 99.1

SIMON PROPERTY GROUP

Overview

The Company

        Simon Property Group, Inc. (the "Company" or "Simon Property") (NYSE:SPG) is a self-administered and self-managed real estate investment trust ("REIT"). Simon Property Group, L.P. (the "Operating Partnership") is a subsidiary partnership of the Company. The Company and the Operating Partnership (collectively, "Simon Group") are engaged primarily in the ownership, operation, management, leasing, acquisition, expansion and development of real estate properties, primarily regional malls, Premium Outlet® centers and community shopping centers.

        At March 31, 2005, the Company owned or had an interest in 296 properties in the United States containing an aggregate of 202 million square feet of gross leasable area (GLA) in 40 states plus Puerto Rico. The Company also holds interests in 51 European shopping centers in France, Italy, Poland and Portugal; 5 Premium Outlet centers in Japan; one Premium Outlet center in Mexico; and one shopping center in Canada.

        This package was prepared to provide (1) ownership information, (2) certain operational information, and (3) balance sheet information as of March 31, 2005, for the Company and the Operating Partnership.

        Certain statements contained in this Supplemental Package may constitute "forward-looking statements" made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned that forward-looking statements involve risks and uncertainties, which may affect the business and prospects of the Company and the Operating Partnership. We direct you to the Company's various filings with the Securities and Exchange Commission including Form 10-K and Form 10-Q for a detailed discussion of risks and uncertainties.

        We hope you find this Supplemental Package beneficial. Any questions, comments or suggestions should be directed to: Shelly J. Doran, Vice President of Investor Relations-Simon Property Group, P.O. Box 7033, Indianapolis, IN 46207. Telephone: (317) 685-7330; e-mail: sdoran@simon.com

Reporting Calendar

        Results for the next two quarters will be announced according to the following approximate schedule:

Second Quarter 2005	Late July 2005
Third Quarter 2005	Late October 2005

Stock Information

        Simon Property common stock and four issues of preferred stock are traded on the New York Stock Exchange under the following symbols:

Common Stock	SPG
8.75% Series F Cumulative Preferred	SPGPrF
7.89% Series G Cumulative Preferred	SPGPrG
6% Series I Convertible Perpetual Preferred	SPGPrI
8.375% Series J Cumulative Redeemable Preferred	SPGPrJ

Credit Ratings

Standard & Poor's
Corporate	BBB+	(Stable)
Senior Unsecured	BBB+	(Stable)(1)
Preferred Stock	BBB	(Stable)
Moody's
Senior Unsecured	Baa2	(Stable)
Preferred Stock	Baa3	(Stable)

(1)
Standard & Poor's upgraded its rating on Simon Group's senior unsecured debt from BBB to BBB+ on December 29, 2004.

Simon Property Group Ownership Structure(1)
March 31, 2005

(1)
Schedule excludes preferred stock (see "Preferred Stock/Units Outstanding") and units not convertible into common stock.

(2)
Consists of Melvin Simon, Herbert Simon, David Simon, and/or trusts established for the benefit of members of the Simon family and Melvin Simon & Associates, Inc.

(3)
Holders of Class B common stock are entitled to elect 4 of the 13 members of the Board of Directors and also have voting rights with regular common stock.

(4)
Consists of NID Corporation, directly or indirectly, members of the DeBartolo family, including Edward J. DeBartolo, Jr. and M. Denise DeBartolo York, or trusts established for the benefit of members of the DeBartolo family or entities in which the foregoing persons hold interests.

(5)
Holders of Class C common stock are entitled to elect 2 of the 13 members of the Board of Directors and also have voting rights with regular common stock.

(6)
Other executives includes directors and executive officers of Simon Property, other than Simon and DeBartolo family members.

SIMON PROPERTY GROUP

Changes in Common Shares and Unit Ownership

For the Period from December 31, 2004 through March 31, 2005

	Operating Partnership Units(1)	Company Common Shares(2)
Number Outstanding at December 31, 2004	60,943,415	220,306,495
Purchase of Simon Property Common Stock in open market	—	(2,000,000)
Issuance of Stock for Stock Option Exercises	—	85,463
Conversion of Units into Common Stock	(783,123)	783,123
Conversion of Units into Cash	(25,353)	—
Conversion of Preferred Units into Common Stock	—	76,293
Restricted Stock Awards (Stock Incentive Program), Net	—	405,950

Number Outstanding at March 31, 2005	60,134,939	219,657,324

Total Common Shares and Units Outstanding at March 31, 2005:
279,792,263(2)

Details for Diluted Common Shares Outstanding(5):
Company Common Shares Outstanding at March 31, 2005	219,657,324
Number of Common Shares Issuable Assuming Conversion of:
Series I 6% Convertible Perpetual Preferred Stock(3)	10,678,569
Series C 7% Cumulative Convertible Preferred Units(3)	1,078,469
Series I 6% Convertible Perpetual Preferred Units(3)	3,427,572
Net Number of Common Shares Issuable Assuming Exercise of Stock Options(4)	895,020

Diluted Common Shares Outstanding at March 31, 2005	235,736,954

Fully Diluted Common Shares and Units Outstanding(5) at March 31, 2005:
295,871,893

(1)
Excludes units owned by the Company (shown here as Company Common Shares) and units not convertible into common shares.

(2)
Excludes preferred units relating to preferred stock outstanding (see Schedule of Preferred Stock Outstanding on page 59).

(3)
Conversion terms provided on page 59 of this document.

(4)
Based upon the weighted average stock price for the quarter ended March 31, 2005.

(5)
For FFO purposes.

SIMON PROPERTY GROUP

Selected Financial and Equity Information

As of March 31, 2005

Unaudited

(In thousands, except as noted)

	As of or for the Three Months Ended March 31,
	2005	2004
Financial Highlights of the Company
Total Revenue—Consolidated Properties	$756,872	$582,128
Net Income Available to Common Shareholders	$57,067	$48,351
Basic Earnings per Common Share	$0.26	$0.24
Diluted Earnings per Common Share	$0.26	$0.24
FFO of the Simon Portfolio	$319,569	$252,997
Diluted FFO of the Simon Portfolio	$333,781	$254,271
Basic FFO per Share	$1.14	$0.96
Diluted FFO per Share	$1.12	$0.96
Distributions per Share	$0.70	$0.65
	March 31, 2005	December 31, 2004
Shareholders' Equity Information
Limited Partner Units Outstanding at End of Period	60,135	60,943
Shares Outstanding at End of Period	219,657	220,307

Total Common Shares and Units Outstanding at End of Period	279,792	281,250

Weighted Average Limited Partnership Units Outstanding	60,489	59,086
Weighted Average Shares Outstanding—Basic(1)	220,386	207,990
Weighted Average Shares Outstanding—Diluted(1)	236,520	213,745
Debt Information
Consolidated Debt	$14,528,797	$14,586,393
Simon Group's Share of Joint Venture Debt	$2,799,805	$2,750,327
Market Capitalization
Common Stock Price at End of Period	$60.58	$64.67
Equity Market Capitalization(2)	$18,534,976	$19,829,361
Total Capitalization—Including Simon Group's Share of JV Debt	$35,863,578	$37,166,081
	As of or for the Three Months Ended March 31,
	2005	2004
Miscellaneous Balance Sheet Data
Interest Capitalized during the Period:
Consolidated Properties	$3,394	$2,857
Joint Venture Properties	$915	$450
Simon Group's Share of Joint Venture Properties	$442	$218

(1)
For purposes of computing FFO per share.

(2)
Market value of Common Stock, Units and all issues of Preferred Stock of the Company.

        On the next two pages, we present balance sheet and income statement data on a pro rata basis reflecting the Company's proportionate economic ownership of each asset in the Simon Group portfolio.

        Basis of Presentation: The consolidated amounts shown are prepared on a consistent basis with the consolidated financial statements prepared by the Company. The Company's Share of Joint Ventures column was derived on a property-by-property basis by applying the same percentage interests used to arrive at our share of net income during the period and applying them to all financial statement line items of each property. A similar calculation was performed for minority interests.

Simon Property Group
Unaudited Pro-Rata Statement of Operations
For The Three Months Ended March 31, 2005

	Consolidated	Minority Interest	The Company's Consolidated Share	The Company's Share of Joint Ventures	Total Company's Share
REVENUE:
Minimum rent	$472,236	$(8,224)	$464,012	$108,787	$572,799
Overage rent	13,339	(134)	13,205	4,805	18,010
Tenant reimbursements	214,608	(4,872)	209,736	52,002	261,738
Management fees and other revenues	19,680	—	19,680	—	19,680
Other income	37,009	(297)	36,712	11,744	48,456

Total revenue	756,872	(13,527)	743,345	177,338	920,683

EXPENSES:
Property operating	103,027	(2,697)	100,330	33,801	134,131
Depreciation and amortization	213,869	(2,051)	211,818	48,309	260,127
Real estate taxes	73,994	(1,352)	72,642	12,845	85,487
Repairs and maintenance	28,689	(788)	27,901	8,380	36,281
Advertising and promotion	18,180	(287)	17,893	3,276	21,169
Provision for credit losses	1,975	(9)	1,966	1,214	3,180
Home and regional office costs	27,190	—	27,190	—	27,190
General & administrative	3,792	—	3,792	—	3,792
Other	10,902	(449)	10,453	11,329	21,782

Total operating expenses	481,618	(7,633)	473,985	119,154	593,139

OPERATING INCOME	275,254	(5,894)	269,360	58,184	327,544
Interest expense	197,636	(2,587)	195,049	40,257	235,306

Income before minority interest	77,618	(3,307)	74,311	17,927	92,238
Minority interest	(3,307)	3,307	—	—	—
Gain on sales of assets and other, net	10,473	—	10,473	—	10,473
Income tax expense of taxable REIT subsidiaries	(4,686)	—	(4,686)	—	(4,686)

Income before unconsolidated entities	80,098	—	80,098	17,927	98,025
Income from other unconsolidated entities	17,927	—	17,927	(17,927)	—

Income from continuing operations	98,025	—	98,025	—	98,025
Results of operations from discontinued operations	(62)	—	(62)	—	(62)
Gain on disposal or sale of discontinued operations	88	—	88	—	88

Income before allocation to limited partners	98,051	—	98,051	—	98,051
LESS:
Limited partners' interest in the Operating Partnership	15,663	—	15,663	—	15,663
Preferred distributions of the Operating Partnership	6,924	—	6,924	—	6,924

NET INCOME	75,464	—	75,464	—	75,464
Preferred dividends	(18,397)	—	(18,397)	—	(18,397)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$57,067	$—	$57,067	$—	$57,067

RECONCILIATION TO FFO:
Net Income			$75,464	—	$75,464
Less:
	Joint Venture Net Income		(17,927)	17,927	—

Net Income			57,537	17,927	75,464
Plus:
	Limited partners' interest in the Operating Partnership and preferred distributions of the Operating Partnership		22,587	—	22,587
	Depreciation and amortization from consolidated properties and discontinued operations		211,718	—	211,718
	Our share of depreciation and amortization from unconsolidated entities		—	47,731	47,731
Less:
	Loss on sale of real estate and discontinued operations		(10,561)	—	(10,561)
	Minority interest portion of depreciation and amortization		(2,049)	—	(2,049)
	Preferred distributions and dividends (Including those of subsidiaries)		(25,321)	—	(25,321)

Our FFO			$253,911	$65,658	$319,569

	% of Total FFO:		79.45%	20.55%	100.00%

SIMON PROPERTY GROUP, INC.
Unaudited Pro-Rata Balance Sheet
As of March 31, 2005

	Consolidated	Minority Interest	The Company's Consolidated Share	The Company's Share of Joint Ventures	Total Company's Share
ASSETS:
Investment properties, at cost	$21,246,010	$(214,873)	$21,031,137	$5,109,617	$26,140,754
Less—accumulated depreciation	3,327,986	(56,379)	3,271,607	656,311	3,927,918

	17,918,024	(158,494)	17,759,530	4,453,306	22,212,836
Cash and cash equivalents	283,529	(10,002)	273,527	116,623	390,150
Tenant receivables and accrued revenue, net	319,925	(5,763)	314,162	77,861	392,023
Investment in unconsolidated entities, at equity	1,828,925	—	1,828,925	(1,828,925)	—
Deferred costs and other assets	1,166,276	(62,018)	1,104,258	137,052	1,241,310

Total assets	$21,516,679	$(236,277)	$21,280,402	$2,955,917	$24,236,319

LIABILITIES:
Mortgages and other indebtedness	$14,528,797	$(195,766)	$14,333,031	$2,799,805	$17,132,836
Accounts payable, accrued expenses, intangibles, and deferred revenue	1,001,382	(9,285)	992,097	161,747	1,153,844
Cash distributions and losses in partnerships and joint ventures, at equity	45,573	—	45,573	(45,573)	—
Other liabilities, minority interest and accrued dividends	159,366	(31,226)	128,140	39,938	168,078

Total liabilities	15,735,118	(236,277)	15,498,841	2,955,917	18,454,758

LIMITED PARTNERS' INTEREST IN THE OPERATING PARTNERSHIP	933,898	—	933,898	—	933,898
LIMITED PARTNERS' PREFERRED INTEREST IN THE OPERATING PARTNERSHIP	409,463	—	409,463	—	409,463
STOCKHOLDERS' EQUITY:
CAPITAL STOCK OF SIMON PROPERTY GROUP, INC. (750,000,000 total shares authorized, $.0001 par value, 237,996,000 shares of excess common stock):
All series of preferred stock, 100,000,000 shares authorized, 25,434,967 issued and outstanding, with Liquidation values of $1,071,748	1,070,157	—	1,070,157	—	1,070,157
Common stock, $.0001 par value, 400,000,000 shares authorized, 223,653,979 and 222,710,350 issued and outstanding, respectively	23	—	23	—	23
Class B common stock, $.0001 par value, 12,000,000 shares authorized, 8,000 issued and outstanding	—	—	—	—	—
Class C common stock, $.0001 par value, 4,000 shares authorized, issued and outstanding	—	—	—	—	—
Capital in excess of par value	5,001,486	—	5,001,486	—	5,001,486
Accumulated deficit	(1,432,819)	—	(1,432,819)	—	(1,432,819)
Accumulated other comprehensive income	14,609	—	14,609	—	14,609
Unamortized restricted stock award	(43,242)	—	(43,242)	—	(43,242)
Common stock held in treasury at cost, 4,008,655 and 2,415,855 shares, respectively	(172,014)	—	(172,014)	—	(172,014)

Total liabilities and stockholders' equity	4,438,200	—	4,438,200	—	4,438,200

	$21,516,679	$(236,277)	$21,280,402	$2,955,917	$24,236,319

SIMON PROPERTY GROUP

Reconciliation of NOI to Net Income

As of March 31, 2005

        Industry practice is to evaluate real estate properties on an unleveraged basis. NOI is a standard industry performance measure which is defined as operating income plus depreciation and amortization, both calculated in accordance with accounting principles generally accepted in the United States ("GAAP"). We consider NOI to be a key measure of our operating performance that is not specifically defined by GAAP. We believe that NOI is helpful to investors because it is a widely recognized measure of the performance of REITs and provides a relevant basis for comparison among REITs. We also use NOI internally to measure the operating performance of our portfolio.

        However, you should understand that NOI:

  —
  does not represent cash flow from operations as defined by GAAP,

  —
  should not be considered as an alternative to net income determined in accordance with GAAP as a measure of operating performance,

  —
  is not an alternative to cash flows as a measure of liquidity, and

  —
  is not indicative of cash flows from operating, investing and financing activities.

        The Reconciliation of NOI to Net Income provides "Total NOI of the Simon Group Portfolio" and reconciles the amounts to net income, which we believe is the most directly comparable GAAP financial measure. The Computation of Comparable Property NOI Growth provides the increase in the comparable regional mall NOI for the three months ended March 31, 2005.

	For the Year Ended March 31,
(in thousands)	2005	2004
Reconciliation of NOI of consolidated Properties:
Net Income	$75,464	$56,187
Add: Preferred distributions of the Operating Partnership	6,924	4,905
Limited partners' interest in the Operating Partnership	15,663	14,575
Discontinued operations—Results of operations and loss on disposal or sale, net	(26)	503
Income tax expense of taxable REIT subsidiaries	4,686	2,010
Minority interest	3,307	861
Interest Expense	197,636	153,386
Income from unconsolidated entities	(17,927)	(17,072)
(Gain) Loss on sales of assets and other, net	(10,473)	13,500

Operating Income	275,254	228,855
Depreciation and amortization expense	213,869	137,085

NOI of consolidated Properties	$489,123	$365,940

Reconciliation of NOI of unconsolidated entities:
Net Income	$169,161	$56,261
Add: Minority interest	—	—
Interest Expense	97,507	92,995
Discontinued operations—Results of operations and loss on disposal or sale, net	(98,855)	(2,827)
Income from unconsolidated entities	1,255	689

Operating Income	169,068	147,118
Depreciation and amortization expense	76,169	67,147

NOI of unconsolidated entities	$245,237	$214,265

Total consolidated and unconsolidated NOI from continuing operations	$734,360	$580,205

Adjustments to NOI:
NOI of discontinued consolidated and unconsolidated Properties	466	35,965

Total NOI of the Simon Group Portfolio	$734,826	$616,170

Increase in NOI from prior period	19.3%	10.2%
Less: Joint venture partner's share of NOI	147,217	155,742

Simon Group's Share of NOI	$587,609	$460,428

Increase in Simon Group's Share of NOI from prior period	27.6%	6.4%

SIMON PROPERTY GROUP

Computation of Comparable Property NOI Growth

As of March 31, 2005

	For the Year Ended March 31,
(in thousands)	2005	2004
Total NOI of the Simon Group Portfolio	$734,826	$616,170
Reconciliation of NOI of Simon Group Portfolio to Comparable NOI of Regional Malls:
NOI from noncomparable Regional Malls	$(132,045)	$(19,212)
NOI from Community Centers and Office Buildings	(39,136)	(34,445)
NOI from Home and Regional Office cost allocations, Corporate, and Other	(1,139)	8,486
NOI from disposition Properties	(465)	(26,950)
Peripheral land sales at Regional Malls	(4,585)	(4,411)

Comparable NOI of Regional Malls	$557,457	$539,638

Increase in Comparable Regional Mall NOI from prior period	3.3%

SIMON PROPERTY GROUP
Analysis of Other Income and Other Expense
As of March 31, 2005
(In thousands)

	For the Three Months Ended March 31,
	2005	2004
Consolidated Properties
Other Income
Interest Income	$4,330	$4,012
Lease Settlement Income	2,919	2,392
Gains on Land Sales and Income from the Sale of Net Leases	7,610	4,274
Simon Brand Ventures/Simon Business Network Revenues(1)	15,560	13,589
Other	6,590	2,942

Totals	$37,009	$27,209

Other Expense
Ground Rent	$6,177	$4,665
Professional Fees	2,547	1,735
Simon Brand Ventures/Simon Business Network Expenses	688	698
Other	1,490	1,795

Totals	$10,902	$8,893

(1)
Additional Simon Brand Ventures and Simon Business Network revenues are recorded in minimum rent.

SIMON PROPERTY GROUP
NOI Composition
For the Three Months Ended March 31, 2005

U.S. Regional Mall Portfolio NOI
by Geographic Diversification(1)

NOI by Asset Type(2)

(1)
U.S. regions:
Northeast—PA, NY, VT, NH, ME, MA, NJ, CT and RI
Mideast—KY, WV, MD, DE, VA, NC and SC
Southeast—TN, MS, AL, GA, FL and Puerto Rico
Southwest—TX, OK, LA and AR
West North Central—ND, SD, NE, KS, MN, IA and MO
East North Central—WI, MI, OH, IN and IL
Mountain—NV, AZ, NM, UT, CO, ID, MT and WY
Pacific—CA, OR and WA

(2)
International includes five Premium Outlet centers in Japan.

SIMON PROPERTY GROUP
U.S. Portfolio GLA, Occupancy & Rent Data
As of March 31, 2005

Type of Property	GLA-Sq. Ft.	Total Owned GLA	% of Owned GLA	% of Owned GLA Which is Leased	Average Base Rent Per Square Foot
Regional Malls
Anchor	101,529,534	28,858,015	23.8%	94.4%	$4.41
Specialty Store	58,598,094	58,448,827	48.2%	91.6%	$34.68
Freestanding	4,170,565	2,106,525	1.7%	88.4%	$11.68

Subtotal	62,768,659	60,555,352	49.9%	91.5%	$33.90
Regional Mall Total	164,298,193	89,413,367	73.7%
Premium Outlet Centers	11,477,737	11,477,737	9.5%	99.0%	$22.95
Community/Lifestyle Centers
Anchor	13,505,533	8,404,967	6.9%	92.6%	$8.97
Specialty Store	4,951,215	4,908,573	4.1%	90.0%	$15.51
Freestanding	943,586	451,431	0.4%	92.7%	$7.63

Community/Lifestyle Centers Total	19,400,334	13,764,971	11.4%	91.6%	$11.17
Office Buildings & Office Portion of Retail(1)	3,042,434	3,042,434	2.5%	76.8%	$25.12
Other(2)	3,459,901	3,459,901	2.9%

Total U.S. Properties	201,678,599	121,158,410	100.0%

(1)
Includes two office buildings, O'Hare International Center and Riverway which comprise 1.3 million square feet.

(2)
Other assets include 21 other properties that contribute approximately 1% of Simon Group's NOI.

SIMON PROPERTY GROUP
Regional Mall Operational Information
As of March 31, 2005
Unaudited
(In thousands, except as noted)

	As of or for the Three Months Ended March 31,
	2005	2004
Total Number of Regional Malls	172	176
Total Regional Mall GLA (in millions of square feet; includes office portion of retail)	166.7	171.2
Occupancy(1)
Consolidated Assets	91.3%	90.6%
Unconsolidated Assets	91.8%	91.8%
Total Portfolio	91.5%	91.1%
Comparable sales per square foot(2)
Consolidated Assets	$423	$397
Unconsolidated Assets	$467	$437
Total Portfolio	$437	$411
Average rent per square foot(1)
Consolidated Assets	$33.24	$31.82
Unconsolidated Assets	$35.13	$34.20
Total Portfolio	$33.90	$32.75
Average Base Rent Per Square Foot	Mall & Freestanding Stores	% Change
3/31/05	$33.90	3.5%
3/31/04	$32.75
12/31/04	$33.90	5.1%
12/31/03	32.26	5.1%
12/31/02	30.70	4.8%
12/31/01	29.28	3.4%
12/31/00	28.31	3.6%

Rental Rates

	Average Base Rent(3)		Amount of Change
	Lease Signings During Period	Store Closings/ Lease Expirations During Period	$ Change	% Change
2005 (YTD)	$42.51	$33.63	$8.88	26.4%
2004	39.33	33.59	5.74	17.1%
2003	41.28	32.99	8.29	25.1%
2002	40.35	32.58	7.77	23.8%
2001	34.88	29.10	5.78	19.9%
2000	35.13	29.24	5.89	20.1%

(1)
Includes mall and freestanding stores

(2)
Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes only mall and freestanding stores less than 10,000 square feet.

(3)
Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

SIMON PROPERTY GROUP
Regional Mall Lease Expirations(1)
As of March 31, 2005

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 3/31/05
Regional Malls—Mall Stores & Freestanding
Month to Month Leases	953	2,605,111	$32.58
2005 (4/1-12/31)	971	1,786,866	$36.17
2006	2,446	6,181,809	$32.55
2007	2,445	5,777,924	$34.88
2008	1,790	5,119,664	$35.30
2009	1,794	5,267,838	$32.97
2010	1,666	5,073,231	$36.12
2011	1,421	4,218,714	$34.83
2012	1,199	4,069,206	$35.61
2013	1,129	3,611,592	$38.34
2014	1,210	3,683,591	$40.02
2015	646	2,512,002	$38.25
2016 and Thereafter	177	2,186,959	$22.14
Specialty Leasing Agreements w/terms in excess of 12 months	1,033	2,664,708	$13.07
Anchor Tenants
Month to Month Leases	4	464,595	$3.42
2005 (4/1-12/31)	6	1,304,347	$2.35
2006	17	2,400,586	$2.69
2007	17	1,875,064	$2.01
2008	25	3,217,290	$3.80
2009	31	3,227,889	$3.46
2010	29	2,939,592	$2.95
2011	11	928,657	$6.44
2012	17	1,955,174	$5.11
2013	10	1,638,346	$6.86
2014	13	1,207,089	$7.71
2015	11	980,585	$6.48
2016 and Thereafter	43	4,895,271	$5.49

(1)
Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
Regional Mall Top Tenants
As of March 31, 2005
(Square Feet in 000's)

Top 10 In-Line Retail Tenants (sorted by percentage of total base minimum rent)

Tenant	Number of Stores	Square Feet	Percent of Total Sq. Ft.	Percent of Total Base Min. Rent
Limited	541	3,489	1.7%	4.0%
Gap	340	3,524	1.7%	2.7%
Foot Locker	422	1,718	0.9%	2.1%
Zale Corporation	411	474	0.2%	1.6%
Luxottica Group S.P.A	522	900	0.4%	1.6%
Abercrombie & Fitch Co.	157	1,146	0.6%	1.3%
Sterling Jewelers, Inc.	201	288	0.1%	1.0%
Children's Place Retail Stores	188	836	0.4%	1.0%
American Eagle Outfitters	125	674	0.3%	0.8%
Williams Sonoma Stores	84	619	0.3%	0.8%

Top 10 Anchors (sorted by percentage of total square footage)(1)

Tenant	Number of Stores	Square Feet	Percent of Total Sq. Ft.	Percent of Total Base Min. Rent
Sears Roebuck & Co.	129	19,706	9.8%	0.4%
Federated Department Stores	91	17,885	8.9%	0.6%
J.C. Penney Co., Inc.	116	16,805	8.3%	0.9%
The May Department Stores	92	13,918	6.9%	0.1%
Dillard's Department Stores	80	11,971	5.9%	0.1%
Saks Incorporated	40	4,562	2.3%	0.9%
Nordstrom, Inc.	21	3,722	1.8%	0.0%
Belk, Inc.	14	1,647	0.8%	0.1%
Target Corporation	11	1,368	0.7%	0.0%
The Neiman Marcus Group, Inc.	8	1,053	0.5%	0.1%

(1)
Includes space leased and space owned by the anchor

SIMON PROPERTY GROUP
Regional Mall Anchor/Big Box Openings
2005-2007

Property Name	Location	New Tenant	Former Tenant
Openings through March 31, 2005
Phipps Plaza	Atlanta, GA	Nordstrom	Lord & Taylor
Openings Projected in 2005
Burlington Mall	Burlington, MA	Cheesecake Factory	N/A
Cielo Vista Mall	El Paso, TX	Cinemark Theater	N/A
College Mall	Bloomington, IN	Dick's Sporting Goods	Lazarus
Cordova Mall	Pensacola, FL	Ross Dress for Less	N/A
Emerald Square	Attleboro, MA	Filene's Men Store	Lord & Taylor
Fashion Mall at Keystone	Indianapolis, IN	Landmark Cinema Crate & Barrel	N/A N/A
Irving Mall	Irving, TX	Burlington Coat Factory	JCPenney
Lehigh Valley Mall	Whitehall, PA	Linens 'n Things	Lehigh Valley Cinema
Livingston Mall	Livingston, NJ	Steve & Barry's	N/A
Mall of New Hampshire	Manchester, NH	A.C. Moore	Kitchen Etc.
Maplewood Mall	St. Paul, MN	JCPenney	Mervyn's
Melbourne Square	Melbourne, FL	Circuit City	Belk's
South Hills Village	Pittsburgh, PA	Barnes & Noble	N/A
SouthPark Mall	Charlotte, NC	Joseph Beth Booksellers	Sears
The Source	Westbury, NY	David's Bridal	N/A
Town Center at Boca Raton	Boca Raton, FL	Neiman Marcus	Lord & Taylor
Valley Mall	Harrisonburg, VA	Target	Wal-Mart
Washington Square	Indianapolis, IN	Kerasotes Theatre	N/A
White Oaks Mall	Springfield, IL	Linens 'n Things Cost Plus World Market	Montgomery Ward Montgomery Ward
Openings Projected in 2006
Aurora Mall(1)	Aurora, CO	Dillard's Foley's (renov & expan)	Foley's (relocated) N/A
Boynton Beach Mall	Boynton Beach, FL	Muvico Theater	Macy's
Copley Place	Boston, MA	Barneys New York	Lowes Theatre
Crossroads Mall	Omaha, NE	Target	Younkers
Melbourne Square	Melbourne, FL	Dick's Sporting Goods	Belk's
SouthPark Mall	Charlotte, NC	Neiman Marcus	N/A
Square One Mall	Saugus, MA	Dick's Sporting Goods	N/A
Openings Projected in 2007
Lenox Square	Atlanta, GA	Neiman Marcus (expansion)	N/A

(1)
Aurora Mall redevelopment will consolidate two Foley's locations into one and add Dillard's.

SIMON PROPERTY GROUP
Regional Mall Property Listing
U.S. Properties

					Gross Leasable Area
	Property Name	State	City (Metropolitan area)	Legal Ownership	Anchor	Mall & Freestanding		Total
1.	McCain Mall	AR	N. Little Rock	100.0%	554,156	222,316		776,472
2.	University Mall	AR	Little Rock	100.0%	364,992	153,010		518,002
3.	Southgate Mall	AZ	Yuma	100.0%	252,293	68,850		321,143
4.	Brea Mall	CA	Brea (Orange County)	100.0%	874,802	442,686		1,317,488
5.	Fashion Valley Mall	CA	San Diego	50.0%	1,053,305	654,755		1,708,060
6.	Laguna Hills Mall	CA	Laguna Hills (Orange County)	100.0%	536,500	330,840		867,340
7.	Santa Rosa Plaza	CA	Santa Rosa	100.0%	428,258	270,100		698,358
8.	Shops at Mission Viejo Mall, The	CA	Mission Viejo (Orange County)	100.0%	677,215	472,248		1,149,463
9.	Stanford Shopping Center	CA	Palo Alto (San Francisco)	100.0%	849,153	528,356	(6)	1,377,509
10.	Westminster Mall	CA	Westminster (Orange County)	100.0%	716,939	502,696		1,219,635
11.	Aurora Mall	CO	Aurora (Denver)	100.0%	611,637	415,362		1,026,999
12.	Mesa Mall(1)	CO	Grand Junction	50.0%	425,817	440,141		865,958
13.	Crystal Mall	CT	Waterford (New London-Norwich)	74.6%	442,311	351,526		793,837
14.	Aventura Mall(1)	FL	Miami Beach	33.3%	1,242,098	662,423		1,904,521
15.	Avenues, The	FL	Jacksonville	25.0% (2)	754,956	362,299		1,117,255
16.	Boynton Beach Mall	FL	Boynton Beach (W. Palm Beach)	100.0%	714,210	299,910		1,014,120
17.	Coral Square	FL	Coral Springs (Miami-Ft. Lauderdale)	97.2%	648,144	296,968		945,112
18.	Cordova Mall	FL	Pensacola	100.0%	395,875	434,034		829,909
19.	Crystal River Mall	FL	Crystal River	100.0%	302,495	121,847		424,342
20.	Dadeland Mall	FL	N. Miami Beach	50.0%	1,132,072	335,692		1,467,764
21.	DeSoto Square	FL	Bradenton (Sarasota-Bradenton)	100.0%	435,467	254,876		690,343
22.	Edison Mall	FL	Fort Myers	100.0%	742,667	296,089		1,038,756
23.	Florida Mall, The	FL	Orlando	50.0%	1,232,416	615,826		1,848,242
24.	Gulf View Square	FL	Port Richey (Tampa-St. Pete)	100.0%	461,852	292,098		753,950
25.	Indian River Mall	FL	Vero Beach	50.0%	445,552	302,536		748,088
26.	Lake Square Mall	FL	Leesburg (Orlando)	50.0%	296,037	264,777		560,814
27.	Melbourne Square	FL	Melbourne	100.0%	371,167	258,819		629,986
28.	Miami International Mall	FL	South Miami	47.8%	783,308	293,404		1,076,712
29.	Orange Park Mall	FL	Orange Park (Jacksonville)	100.0%	528,551	389,251		917,802
30.	Paddock Mall	FL	Ocala	100.0%	387,378	166,907		554,285
31.	Palm Beach Mall	FL	West Palm Beach	100.0%	749,288	335,031		1,084,319
32.	Port Charlotte Town Center	FL	Port Charlotte (Punta Gorda)	80.0% (3)	458,251	321,888		780,139
33.	Seminole Towne Center	FL	Sanford (Orlando)	45.0% (2)	768,798	384,813		1,153,611
34.	Shops at Sunset Place, The	FL	Miami	37.5% (2)	0	515,036		515,036
35.	St. Johns Town Center	FL	Jacksonville	50.0%	650,982	378,425		1,029,407
36.	Town Center at Boca Raton	FL	Boca Raton (W. Palm Beach)	100.0%	1,085,312	493,363		1,578,675
37.	Treasure Coast Square	FL	Jensen Beach (Ft. Pierce)	100.0%	511,372	347,537		858,909
38.	Tyrone Square	FL	St. Petersburg (Tampa-St. Pete)	100.0%	748,269	341,048		1,089,317
39.	University Mall	FL	Pensacola	100.0%	478,449	230,519		708,968
40.	Gwinnett Place	GA	Duluth (Atlanta)	50.0%	843,609	434,011		1,277,620

41.	Lenox Square	GA	Atlanta	100.0%	821,356	654,022		1,475,378
42.	Mall of Georgia	GA	Mill Creek (Atlanta)	50.0%	1,069,590	715,924		1,785,514
43.	Northlake Mall	GA	Atlanta	100.0%	665,745	297,064		962,809
44.	Phipps Plaza	GA	Atlanta	100.0%	472,385	346,483		818,868
45.	Town Center at Cobb	GA	Kennesaw (Atlanta)	50.0%	851,346	422,165		1,273,511
46.	Lindale Mall(1)	IA	Cedar Rapids	50.0%	305,563	387,525		693,088
47.	NorthPark Mall	IA	Davenport	50.0%	651,533	425,599		1,077,132
48.	Southern Hills Mall(1)	IA	Sioux City	50.0%	372,937	431,254		804,191
49.	SouthRidge Mall(1)	IA	Des Moines	50.0%	497,806	504,332		1,002,138
50.	Alton Square	IL	Alton (St. Louis)	100.0%	426,315	212,898		639,213
51.	Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100.0%	220,830	200,616		421,446
52.	Northfield Square Mall	IL	Bourbonnais (Chicago)	31.6% (3)	310,994	247,523		558,517
53.	Northwoods Mall	IL	Peoria	100.0%	472,969	221,015		693,984
54.	Orland Square	IL	Orland Park (Chicago)	100.0%	773,295	436,408		1,209,703
55.	River Oaks Center	IL	Calumet City (Chicago)	100.0%	834,588	545,454	(6)	1,380,042
56.	Southpark Mall	IL	Moline (Davenport-Moline)	50.0%	578,056	447,675		1,025,731
57.	White Oaks Mall	IL	Springfield	77.5%	597,339	380,095		977,434
58.	Castleton Square	IN	Indianapolis	100.0%	1,105,913	363,100		1,469,013
59.	Circle Centre	IN	Indianapolis	14.7%	350,000	441,406	(6)	791,406
60.	College Mall	IN	Bloomington	100.0%	356,887	248,071		604,958
61.	Eastland Mall	IN	Evansville	50.0%	489,144	365,955		855,099
62.	Fashion Mall at Keystone, The	IN	Indianapolis	100.0%	249,721	367,774	(6)	617,495
63.	Greenwood Park Mall	IN	Greenwood (Indianapolis)	100.0%	909,928	414,177		1,324,105
64.	Lafayette Square	IN	Indianapolis	100.0%	937,223	269,991		1,207,214
65.	Markland Mall	IN	Kokomo	100.0%	273,094	141,630		414,724
66.	Muncie Mall	IN	Muncie	100.0%	435,756	214,360		650,116
67.	Tippecanoe Mall	IN	Lafayette	100.0%	537,790	322,291		860,081
68.	University Park Mall	IN	Mishawaka (South Bend)	60.0%	622,508	320,249		942,757
69.	Washington Square	IN	Indianapolis	100.0%	616,109	306,702		922,811
70.	Towne East Square	KS	Wichita	100.0%	779,490	389,766		1,169,256
71.	Towne West Square	KS	Wichita	100.0%	619,269	332,076		951,345
72.	West Ridge Mall	KS	Topeka	100.0%	716,811	303,405		1,020,216
73.	Prien Lake Mall	LA	Lake Charles	100.0%	644,124	178,868		822,992
74.	Arsenal Mall	MA	Watertown (Boston)	100.0%	191,395	310,563	(6)	501,958
75.	Atrium Mall	MA	Chestnut Hill (Boston)	49.1%	0	206,673		206,673
76.	Auburn Mall	MA	Auburn (Boston)	49.1%	417,620	174,231		591,851
77.	Burlington Mall	MA	Burlington (Boston)	100.0%	836,236	410,479		1,246,715
78.	Cape Cod Mall	MA	Hyannis (Barnstable-Yarmouth)	49.1%	420,199	303,933		724,132
79.	Copley Place	MA	Boston	98.1%	104,332	1,107,346	(6)	1,211,678
80.	Emerald Square	MA	North Attleboro (Providence-Fall River)	49.1%	647,372	374,033		1,021,405
81.	Greendale Mall	MA	Worcester (Boston)	49.1%	132,634	298,717	(6)	431,351
82.	Liberty Tree Mall	MA	Danvers (Boston)	49.1%	498,000	359,035		857,035
83.	Mall at Chestnut Hill, The	MA	Newton (Boston)	47.2%	297,253	180,946		478,199
84.	Northshore Mall	MA	Peabody (Boston)	49.1%	996,267	695,303		1,691,570
85.	Solomon Pond Mall	MA	Marlborough (Boston)	49.1%	538,843	371,341		910,184
86.	South Shore Plaza	MA	Braintree (Boston)	100.0%	847,603	614,927		1,462,530
87.	Square One Mall	MA	Saugus (Boston)	49.1%	540,101	325,023		865,124
88.	Bowie Town Center	MD	Bowie (Washington, D.C.)	100.0%	338,567	328,697		667,264
89.	St. Charles Towne Center	MD	Waldorf (Washington, D.C.)	100.0%	631,602	354,019		985,621
90.	Bangor Mall	ME	Bangor	66.4% (5)	416,582	236,830		653,412

91.	Maplewood Mall	MN	Minneapolis	100.0%	588,822	341,255		930,077
92.	Miller Hill Mall	MN	Duluth	100.0%	429,508	379,488		808,996
93.	Battlefield Mall	MO	Springfield	100.0%	770,111	423,596		1,193,707
94.	Independence Center	MO	Independence (Kansas City)	100.0%	499,284	524,295		1,023,579
95.	Biltmore Square	NC	Asheville	100.0%	242,576	251,048		493,624
96.	SouthPark Mall	NC	Charlotte	100.0%	964,742	485,894		1,450,636
97.	Crossroads Mall	NE	Omaha	100.0%	405,669	248,469		654,138
98.	Mall at Rockingham Park	NH	Salem (Boston)	24.6%	638,111	382,046		1,020,157
99.	Mall of New Hampshire	NH	Manchester (Boston)	49.1%	444,889	363,323		808,212
100.	Pheasant Lane Mall	NH	Nashua (Boston)	(4)	675,759	313,481		989,240
101.	Brunswick Square	NJ	East Brunswick (New York)	100.0%	467,626	300,826		768,452
102.	Livingston Mall	NJ	Livingston (New York)	100.0%	616,128	363,290		979,418
103.	Menlo Park Mall	NJ	Edison (New York)	100.0%	527,591	755,665	(6)	1,283,256
104.	Ocean County Mall	NJ	Toms River (New York)	100.0%	616,443	276,119		892,562
105.	Quaker Bridge Mall	NJ	Lawrenceville	38.0% (5)	686,760	415,836		1,102,596
106.	Rockaway Townsquare	NJ	Rockaway (New York)	100.0%	786,626	462,950		1,249,576
107.	Cottonwood Mall	NM	Albuquerque	100.0%	631,556	417,366		1,048,922
108.	Forum Shops at Caesars, The	NV	Las Vegas	100.0%	0	633,545		633,545
109.	Chautauqua Mall	NY	Lakewood (Jamestown)	100.0%	213,320	218,346		431,666
110.	Jefferson Valley Mall	NY	Yorktown Heights (New York)	100.0%	310,095	276,067		586,162
111.	Nanuet Mall	NY	Nanuet (New York)	100.0%	583,711	333,831		917,542
112.	Roosevelt Field	NY	Garden City (New York)	100.0%	1,430,425	759,463		2,189,888
113.	Smith Haven Mall	NY	Lake Grove (New York)	25.0%	902,595	455,165		1,357,760
114.	Source, The	NY	Westbury (New York)	25.5% (2)	210,798	516,909		727,707
115.	Walt Whitman Mall	NY	Huntington Station (New York)	100.0%	742,214	292,494		1,034,708
116.	Westchester, The	NY	White Plains (New York)	40.0%	349,393	478,186		827,579
117.	Great Lakes Mall	OH	Mentor (Cleveland)	100.0%	879,300	422,614		1,301,914
118.	Lima Mall	OH	Lima	100.0%	541,861	204,038		745,899
119.	Richmond Town Square	OH	Richmond Heights (Cleveland)	100.0%	685,251	331,563		1,016,814
120.	Southern Park Mall	OH	Boardman (Youngstown)	100.0%	811,858	386,347		1,198,205
121.	Summit Mall	OH	Akron	100.0%	432,936	330,648		763,584
122.	Upper Valley Mall	OH	Springfield (Dayton-Springfield)	100.0%	479,418	263,286		742,704
123.	Eastland Mall	OK	Tulsa	100.0%	435,843	264,535		700,378
124.	Penn Square Mall	OK	Oklahoma City	94.5%	588,137	443,709		1,031,846
125.	Woodland Hills Mall	OK	Tulsa	94.5%	709,447	382,919		1,092,366
126.	Century III Mall	PA	West Mifflin (Pittsburgh)	100.0%	831,439	459,499	(6)	1,290,938
127.	Cheltenham Square	PA	Philadelphia	100.0%	368,266	271,847		640,113
128.	Granite Run Mall	PA	Media (Philadelphia)	50.0%	500,809	546,432		1,047,241
129.	Lehigh Valley Mall	PA	Whitehall (Allentown-Bethlehem)	37.6% (5)	564,353	494,762	(6)	1,059,115
130.	Montgomery Mall	PA	Montgomeryville (Philadelphia)	53.5% (5)	684,855	435,029		1,119,884
131.	Oxford Valley Mall	PA	Langhorne (Philadelphia)	63.2% (5)	762,558	503,459	(6)	1,266,017
132.	Plaza & Court at King of Prussia, The	PA	King of Prussia (Philadelphia)	12.4% (5)	1,545,812	1,074,395	(6)	2,620,207
133.	Ross Park Mall	PA	Pittsburgh	100.0%	827,015	407,085		1,234,100

134.	South Hills Village	PA	Pittsburgh	100.0%	655,987	485,229		1,141,216
135.	Plaza Carolina	PR	Carolina (San Juan)	100.0%	504,796	608,009	(6)	1,112,805
136.	Anderson Mall	SC	Anderson (Greenville)	100.0%	404,394	230,471		634,865
137.	Haywood Mall	SC	Greenville	100.0%	902,400	330,263		1,232,663
138.	Empire Mall(1)	SD	Sioux Falls	50.0%	497,341	551,245		1,048,586
139.	Rushmore Mall(1)	SD	Rapid City	50.0%	470,660	364,948		835,608
140.	Knoxville Center	TN	Knoxville	100.0%	597,028	384,023		981,051
141.	Oak Court Mall	TN	Memphis	100.0%	535,000	318,335	(6)	853,335
142.	Raleigh Springs Mall	TN	Memphis	100.0%	691,230	226,173		917,403
143.	West Town Mall	TN	Knoxville	50.0%	878,311	448,869		1,327,180
144.	Wolfchase Galleria	TN	Memphis	94.5%	761,648	506,451		1,268,099
145.	Barton Creek Square	TX	Austin	100.0%	922,266	508,295		1,430,561
146.	Broadway Square	TX	Tyler	100.0%	427,730	186,085		613,815
147.	Cielo Vista Mall	TX	El Paso	100.0%	793,716	397,960		1,191,676
148.	Galleria, The	TX	Houston	31.5%	1,300,466	1,103,039		2,403,505
149.	Highland Mall(1)	TX	Austin	50.0%	732,000	359,671		1,091,671
150.	Ingram Park Mall	TX	San Antonio	100.0%	751,704	378,284		1,129,988
151.	Irving Mall	TX	Irving (Dallas-Ft. Worth)	100.0%	722,049	408,719		1,130,768
152.	La Plaza Mall	TX	McAllen	100.0%	776,397	426,763		1,203,160
153.	Lakeline Mall	TX	Austin	100.0%	745,179	355,486		1,100,665
154.	Longview Mall	TX	Longview	100.0%	402,843	209,931		612,774
155.	Midland Park Mall	TX	Midland	100.0%	339,113	278,800		617,913
156.	North East Mall	TX	Hurst (Dallas-Ft. Worth)	100.0%	1,194,589	467,630		1,662,219
157.	Richardson Square Mall	TX	Richardson (Dallas-Ft. Worth)	100.0%	471,436	284,171		755,607
158.	Rolling Oaks Mall	TX	San Antonio	100.0%	596,984	286,538		883,522
159.	Sunland Park Mall	TX	El Paso	100.0%	575,837	342,388		918,225
160.	Valle Vista Mall	TX	Harlingen	100.0%	389,781	265,764		655,545
161.	Trolley Square	UT	Salt Lake City	90.0%	0	225,143		225,143
162.	Apple Blossom Mall	VA	Winchester	49.1%	229,011	213,372		442,383
163.	Charlottesville Fashion Square	VA	Charlottesville	100.0%	381,153	191,228		572,381
164.	Chesapeake Square	VA	Chesapeake (Norfolk-VA Beach)	75.0% (3)	537,279	271,453		808,732
165.	Fashion Centre at Pentagon City, The	VA	Arlington (Washington, DC)	42.5%	472,729	517,186	(6)	989,915
166.	Valley Mall	VA	Harrisonburg	50.0%	191,343	179,595		370,938
167.	Virginia Center Commons	VA	Glen Allen (Richmond)	100.0%	506,639	280,551		787,190
168.	Columbia Center	WA	Kennewick	100.0%	408,052	333,806		741,858
169.	Northgate Mall	WA	Seattle	100.0%	688,391	297,336		985,727
170.	Tacoma Mall	WA	Tacoma	100.0%	924,045	410,157		1,334,202
171.	Bay Park Square	WI	Green Bay	100.0%	447,508	268,228		715,736
172.	Forest Mall	WI	Fond Du Lac	100.0%	327,260	173,408		500,668

	Total Regional Mall GLA				101,915,178	64,756,405		166,671,583

(1)
This Property is managed by a third party.

(2)
The Operating Partnership's direct and indirect interests in some of the Properties held as joint venture interests are subject to preferences on distributions in favor of other partners or the Operating Partnership.

(3)
The Operating Partnership receives substantially all the economic benefit of the property due to a preference or advance.

(4)
The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this property.

(5)
The Company's indirect ownership interest is through an approximately 76% ownership interest in Kravco Simon Investments.

(6)
Mall & Freestanding GLA includes office space as follows:
Arsenal Mall—approx. 106,000 sq. ft.
Century III Mall—approx. 36,000 sq. ft.
Circle Centre Mall—approx. 9,000 sq. ft.
Copley Place—approx. 847,000 sq. ft.
Fashion Centre at Pentagon City, The—approx. 169,000 sq. ft.
Fashion Mall at Keystone, The—approx. 11,000 sq. ft.
Greendale Mall—approx. 120,000 sq. ft.
The Plaza & Court at King of Prussia—approx. 14,000 sq. ft.
Lehigh Valley Mall—approx. 12,000 sq. ft.
Menlo Park Mall—approx. 50,000 sq. ft.
Oak Court Mall—approx. 131,000 sq. ft.
Oxford Valley Mall—approx. 111,000 sq. ft.
Plaza Carolina—approx. 28,000 sq. ft.
River Oaks Center—approx. 118,000 sq. ft.
Stanford Shopping—approx. 6,000 sq. ft.

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Operational Information
As of March 31, 2005
Unaudited
(In thousands, except as noted)

	As of or for the Three Months Ended March 31,
	2005	2004(2)
Total Number of U.S. Premium Outlet Centers	30	28
Total U.S. Premium Outlet Centers GLA (in millions of square feet)	11.5	10.1
Occupancy	99.0%	98.0%
Comparable sales per square foot	$423	$394
Average base rent per square foot	$22.95	$21.25
Average Base Rent Per Square Foot	Total Center	% Change
3/31/05	$22.95	8.0%
3/31/04	$21.25
12/31/04	$21.85	7.3%
12/31/03	$20.36	n/a

Rental Rates

	Average Base Rent(1)		Amount of Change
	Lease Signings During Period	Store Closings/ Lease Expirations During Period	$ Change	% Change
2005 (YTD)	$25.38	$21.30	$4.08	19.2%
2004	22.78	20.02	2.76	13.8%
2003	25.41	22.62	2.79	12.3%

(1)
Represents the average base rent for tenants who signed leases compared to the average base rent in effect for tenants whose leases terminated or expired in the same space.

(2)
The Company acquired Chelsea Property Group on October 14, 2004. 2004 statistics were calculated based upon the 28 Premium Outlet centers owned by Chelsea on March 31, 2004.

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Lease Expirations(1)
As of March 31, 2005

Year	Number of Leases Expiring	Square Feet	Weighted Avg. Base Rent per Square Foot at 3/31/05
2005 (4/1-12/31)	166	553,331	$18.99
2006	354	1,305,967	$20.82
2007	372	1,392,561	$21.53
2008	375	1,486,680	$24.14
2009	355	1,518,046	$21.63
2010	387	1,702,935	$22.13
2011	165	774,858	$23.21
2012	155	630,627	$26.66
2013	187	815,953	$24.73
2014	179	606,027	$28.36
2015	110	404,242	$22.74
2016 and Thereafter	37	183,821	$19.98

(1)
Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Top Tenants
As of March 31, 2005
(Square Feet in 000's)

(Sorted by percentage of total base minimum rent)

Tenant	Number of Stores	Square Feet	Percent of Total Sq. Ft.	Percent of Total Base Min. Rent
Phillips—Van Heusen Corporation	139	658	0.3%	0.6%
Jones Retail Corporation	131	456	0.2%	0.5%
Retail Brand Alliance, Inc.	53	322	0.2%	0.3%
The GAP, Inc.	50	443	0.2%	0.2%
Nike Retail Services, Inc	28	276	0.1%	0.2%
LCI Holdings, Inc.	45	332	0.2%	0.2%
Brown Group Retail, Inc.	46	214	0.1%	0.2%
VF Outlet	49	300	0.1%	0.2%
Reebok International LTD	28	206	0.1%	0.2%
Tommy Hilfiger Retail, LLC	31	190	0.1%	0.2%

SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Property Listing

Property Name		State	City (Metropolitan area)	Legal Ownership	Total Gross Leasable Area
1.	Camarillo Premium Outlets	CA	Camarillo (Los Angeles)	100.0%	454,070
2.	Carlsbad Premium Outlets	CA	Carlsbad	100.0%	287,936
3.	Desert Hills Premium Outlets	CA	Cabazon (Palm Springs-Los Angeles)	100.0%	498,516
4.	Folsom Premium Outlets	CA	Folsom (Sacramento)	100.0%	299,270
5.	Gilroy Premium Outlets	CA	Gilroy (San Jose)	100.0%	577,265
6.	Napa Premium Outlets	CA	Napa (Napa Valley)	100.0%	179,348
7.	Petaluma Village Premium Outlets	CA	Petaluma (San Francisco)	100.0%	195,837
8.	Vacaville Premium Outlets	CA	Vacaville	100.0%	447,512
9.	Clinton Crossing Premium Outlets	CT	Clinton (Hartford)	100.0%	272,351
10.	Orlando Premium Outlets	FL	Orlando	100.0%	427,743
11.	St. Augustine Premium Outlets	FL	St. Augustine (Jacksonsville)	100.0%	329,003
12.	North Georgia Premium Outlets	GA	Dawsonville (Atlanta)	100.0%	539,757
13.	Waikele Premium Outlets	HI	Waipahu (Honolulu)	100.0%	209,846
14.	Chicago Premium Outlets	IL	Aurora (Chicago)	100.0%	437,775
15.	Edinburgh Premium Outlets	IN	Edinburgh (Indianapolis)	100.0%	305,475
16.	Lighthouse Place Premium Outlets	IN	Michigan City (Chicago)	100.0%	472,582
17.	Wrentham Village Premium Outlets	MA	Wrentham (Boston)	100.0%	600,613
18.	Kittery Premium Outlets	ME	Kittery (Boston)	100.0%	150,564
19.	Albertville Premium Outlets	MN	Albertville (Minneapolis/St. Paul)	100.0%	429,701
20.	Osage Beach Premium Outlets	MO	Osage Beach	100.0%	391,381
21.	Carolina Premium Outlets	NC	Smithfield (Raleigh-Durham-Chapel Hill)	100.0%	439,303
22.	Liberty Village Premium Outlets	NJ	Flemington (New York-Philadelphia)	100.0%	173,645
23.	Las Vegas Premium Outlets	NV	Las Vegas	100.0%	434,978
24.	Waterloo Premium Outlets	NY	Waterloo	100.0%	391,519
25.	Woodbury Common Premium Outlets	NY	Central Valley (New York City)	100.0%	844,299
26.	Aurora Farms Premium Outlets	OH	Aurora (Cleveland)	100.0%	300,181
27.	Columbia Gorge Premium Outlets	OR	Troutdale (Portland-Vancouver)	100.0%	164,039
28.	The Crossings Premium Outlets	PA	Tannersville	100.0%	411,391
29.	Allen Premium Outlets	TX	Allen (Dallas)	100.0%	348,549
30.	Leesburg Corner Premium Outlets	VA	Leesburg (Washington DC)	100.0%	463,288

	Total U.S. Premium Outlet Centers GLA				11,477,737

SIMON PROPERTY GROUP
Community/Lifestyle Centers Operational Information
As of March 31, 2005
Unaudited
(In thousands, except as noted)

	As of or for the Three Months Ended March 31,
	2005	2004
Total Number of Community/Lifestyle Centers	71	71
Total Community/Lifestyle Center GLA (in millions of square feet)	18.8	18.6
Occupancy(1)
Consolidated Assets	89.7%	82.7%
Unconsolidated Assets	95.8%	95.0%
Total Portfolio	91.6%	90.0%
Comparable sales per square foot(2)
Consolidated Assets	$220	$218
Unconsolidated Assets	$202	$206
Total Portfolio	$215	$213
Average rent per square foot(1)
Consolidated Assets	$11.51	$11.00
Unconsolidated Assets	$10.52	$10.25
Total Portfolio	$11.17	$10.75
Average Base Rent Per Square Foot	Total Center	% Change
3/31/2005	$11.17	3.9%
3/31/2004	$10.75
12/31/04	$10.91	3.0%
12/31/03	10.59	4.6%
12/31/02	10.12	3.0%
12/31/01	9.83	5.0%
12/31/00	9.36	12.0%

Rental Rates

	Average Base Rent(3)		Amount of Change
	Lease Signings During Period	Store Closings/ Lease Expirations During Period	$ Change	% Change
2005 (YTD)	$15.25	$13.61	$1.64	12.0%
2004	12.01	11.16	0.85	7.6%
2003	12.38	10.48	1.90	18.1%
2002	10.19	8.39	1.80	21.5%
2001	12.79	9.30	3.49	37.5%
2000	14.21	11.51	2.70	23.5%

(1)
Includes total center.

(2)
Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes stores less than 10,000 square feet.

(3)
Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

SIMON PROPERTY GROUP
Community/Lifestyle Centers Lease Expirations(1)
As of March 31, 2005

Community/Lifestyle Centers—Mall Stores & Freestanding
Month to Month Leases	47	148,970	$12.05
2005 (4/1-12/31)	92	242,148	$16.38
2006	250	729,871	$14.66
2007	180	673,223	$13.55
2008	163	667,022	$14.12
2009	129	483,589	$14.62
2010	133	679,080	$15.61
2011	50	279,968	$15.22
2012	22	116,984	$15.49
2013	18	117,022	$13.48
2014	32	200,218	$18.16
2015	36	204,542	$18.75
2016 and Thereafter	12	84,408	$19.80
Specialty Leasing Agreements w/terms in excess of 12 months	7	32,767	$4.19
Community/Lifestyle Centers—Anchor Tenants
2005 (4/1-12/31)	9	225,203	$7.96
2006	13	465,101	$6.47
2007	13	490,306	$5.57
2008	17	442,757	$9.79
2009	23	788,160	$7.47
2010	24	787,685	$11.20
2011	10	459,127	$6.67
2012	9	404,574	$8.40
2013	14	450,381	$8.23
2014	11	438,088	$8.98
2015	11	434,524	$11.72
2016 and Thereafter	40	2,136,468	$9.87
Specialty Leasing Agreements w/terms in excess of 12 months	2	75,515	$0.43

(1)
Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
Community/Lifestyle Centers Top Tenants
As of March 31, 2005
(Square Feet in 000's)

(Sorted by percentage of total square footed)(1)

Tenant	Number of Stores	Square Feet	Percent of Total Sq. Ft.	Percent of Total Base Min. Rent
Target Corporation	10	1,258	0.6%	0.0%
Wal-Mart Stores, Inc.	10	1,120	0.6%	0.0%
Kohl's Department Stores, Inc.	9	825	0.4%	0.2%
Best Buy Company, Inc.	16	679	0.3%	0.3%
TJX Companies, Inc.	22	661	0.3%	0.2%
Burlington Coat Factory	7	510	0.3%	0.1%
Sears Roebuck & Co.	4	469	0.2%	0.1%
Bed Bath & Beyond, Inc.	11	328	0.2%	0.1%
Office Max, Inc.	12	316	0.2%	0.1%
Kmart Corporation	3	298	0.1%	0.1%

(1)
Includes space leased and space owned by the anchor

SIMON PROPERTY GROUP
Community/Lifestyle Centers Property Listing
U.S. Properties

					Gross Leasable Area
Property Name		State	City (Metropolitan area)	Legal Ownership	Anchor	Mall & Freestanding	Total
1.	Plaza at Buckland Hills, The	CT	Manchester	35.0% (2)	252,179	82,675	334,854
2.	Gaitway Plaza	FL	Ocala	23.3% (2)	123,027	93,361	216,388
3.	Grove at Lakeland Square, The	FL	Lakeland	100.0%	142,317	73,274	215,591
4.	Highland Lakes Center	FL	Orlando	100.0%	352,277	140,799	493,076
5.	Indian River Commons	FL	Vero Beach	50.0%	233,358	27,510	260,868
6.	Royal Eagle Plaza	FL	Coral Springs (Miami-Ft. Lauderale)	35.0% (2)	124,479	74,699	199,178
7.	Terrace at the Florida Mall	FL	Orlando	100.0%	281,252	47,531	328,783
8.	Waterford Lakes Town Center	FL	Orlando	100.0%	622,244	329,427	951,671
9.	West Town Corners	FL	Altamonte Springs	23.3% (2)	263,782	121,455	385,237
10.	Westland Park Plaza	FL	Orange Park	23.3% (2)	123,548	39,606	163,154
11.	Mall of Georgia Crossing	GA	Mill Creek (Atlanta)	100.0%	341,503	99,109	440,612
12.	Bloomingdale Court	IL	Bloomingdale	100.0%	436,255	165,120	601,375
13.	Countryside Plaza	IL	Countryside	100.0%	290,216	133,472	423,688
14.	Crystal Court	IL	Crystal Lake	35.0% (2)	201,993	76,978	278,971
15.	Forest Plaza	IL	Rockford	100.0%	325,170	100,581	425,751
16.	Lake Plaza	IL	Waukegan	100.0%	170,789	44,673	215,462
17.	Lake View Plaza	IL	Orland Park (Chicago)	100.0%	262,167	109,022	371,189
18.	Lincoln Crossing	IL	O'Fallon	100.0%	229,820	13,446	243,266
19.	Matteson Plaza	IL	Matteson	100.0%	230,959	44,570	275,529
20.	North Ridge Plaza	IL	Joliet	100.0%	190,323	114,747	305,070
21.	White Oaks Plaza	IL	Springfield	100.0%	275,703	115,723	391,426
22.	Willow Knolls Court	IL	Peoria	35.0% (2)	309,440	72,937	382,377
23.	Brightwood Plaza	IN	Indianapolis	100.0%	0	38,493	38,493
24.	Clay Terrace	IN	Carmel (Indianapolis)	50.0%	161,281	280,333	441,614
25.	Eastland Convenience Center	IN	Evansville	50.0%	126,699	48,940	175,639
26.	Greenwood Plus	IN	Greenwood	100.0%	134,141	25,790	159,931
27.	Griffith Park Plaza	IN	Griffith	100.0%	175,595	88,455	264,050
28.	Keystone Shoppes	IN	Indianapolis	100.0%	0	29,140	29,140
29.	Markland Plaza	IN	Kokomo	100.0%	49,051	41,675	90,726
30.	Muncie Plaza	IN	Muncie	100.0%	271,656	27,195	298,851
31.	New Castle Plaza	IN	New Castle	100.0%	24,912	66,736	91,648
32.	Northwood Plaza	IN	Fort Wayne	100.0%	136,404	71,841	208,245
33.	Teal Plaza	IN	Lafayette	100.0%	98,337	2,750	101,087
34.	Tippecanoe Plaza	IN	Lafayette	100.0%	85,811	4,711	90,522
35.	University Center	IN	Mishawaka	60.0%	98,264	46,177	144,441
36.	Village Park Plaza	IN	Carmel (Indianapolis)	35.0% (2)	430,368	112,417	542,785
37.	Wabash Village	IN	West Lafayette	100.0%	109,388	15,148	124,536
38.	Washington Plaza	IN	Indianapolis	100.0%	21,500	28,607	50,107
39.	West Ridge Plaza	KS	Topeka	100.0%	182,161	55,622	237,783
40.	Park Plaza	KY	Hopkinsville	100.0%	82,398	32,626	115,024
41.	St. Charles Towne Plaza	MD	Waldorf (Washington, D.C.)	100.0%	285,586	117,972	403,558
42.	Regency Plaza	MO	St. Charles	100.0%	210,627	76,846	287,473

43.	Ridgewood Court	MS	Jackson	35.0% (2)	185,939	54,723	240,662
44.	Dare Centre	NC	Kill Devil Hills	100.0%	127,172	41,473	168,645
45.	MacGregor Village	NC	Cary	100.0%	0	139,312	139,312
46.	North Ridge Shopping Center	NC	Raleigh	100.0%	43,247	123,954	167,201
47.	Rockaway Convenience Center	NJ	Rockaway (New York)	100.0%	131,438	103,934	235,372
48.	Rockaway Plaza	NJ	Rockaway (New York)	100.0%	153,282	0	153,282
49.	Cobblestone Court	NY	Victor	35.0% (2)	206,680	58,819	265,499
50.	Boardman Plaza	OH	Youngstown	100.0%	366,992	266,736	633,728
51.	Great Lakes Plaza	OH	Mentor (Cleveland)	100.0%	142,229	21,875	164,104
52.	Lima Center	OH	Lima	100.0%	190,933	47,294	238,227
53.	Northland Plaza	OH	Columbus	100.0%	118,304	91,230	209,534
54.	Eastland Plaza	OK	Tulsa	100.0%	152,451	33,695	186,146
55.	DeKalb Plaza	PA	King of Prussia	50.3% (3)	81,368	20,345	101,713
56.	Great Northeast Plaza	PA	Philadelphia	50.0%	237,151	57,600	294,751
57.	Henderson Square	PA	King of Prussia	76.0% (3)	72,683	34,661	107,344
58.	Lincoln Plaza	PA	King of Prussia	63.2% (3)	143,649	123,582	267,231
59.	Whitehall Mall	PA	Whitehall	38.0% (3)	436,920	147,720	584,640
60.	Charles Towne Square	SC	Charleston	100.0%	71,794	0	71,794
61.	Empire East(1)	SD	Sioux Falls	50.0%	248,181	48,580	296,761
62.	Knoxville Commons	TN	Knoxville	100.0%	91,483	88,980	180,463
63.	Arboretum, The	TX	Austin	100.0%	35,773	169,253	205,026
64.	Celina Plaza	TX	El Paso	100.0%	0	8,695	8,695
65.	Gateway Shopping Center	TX	Austin	95.0%	396,494	116,057	512,551
66.	Ingram Plaza	TX	San Antonio	100.0%	0	111,518	111,518
67.	Lakeline Plaza	TX	Austin	100.0%	310,529	79,484	390,013
68.	Shops at North East Mall, The	TX	Hurst	100.0%	265,595	98,989	364,584
69.	Chesapeake Center	VA	Chesapeake	100.0%	213,609	92,284	305,893
70.	Fairfax Court	VA	Fairfax	26.3% (2)	169,043	80,615	249,658
71.	Martinsville Plaza	VA	Martinsville	100.0%	60,000	42,105	102,105

	Total Community/Lifestyle Center GLA				13,119,919	5,635,702	18,755,621

(1)
This Property is managed by a third party.

(2)
Outside partner receives substantially all of the economic benefit due to a partner preference.

(3)
The Company's indirect ownership interest is through an approximately 76% ownership interest in Kravco Simon Investments.

SIMON PROPERTY GROUP
International Operational Information(1)
As of March 31, 2005
Unaudited
(In thousands, except as noted)

	As of or for the Three Months Ended March 31,
	2005	2004
International Premium Outlets (Japan)
Total Number of Premium Outlets	5	4
Total GLA (in millions of square feet)	1.30	1.01
Occupancy	100.0%	100.0%
Comparable sales per square foot	$817	$824
Average base rent per square foot	$42.54	$40.06
European Shopping Centers
Total Number of Shopping Centers	51	48
Total GLA (in millions of square feet)	11.3	9.0
Occupancy	97.0%	99.2%
Comparable sales per square foot(2)	$493	n/av
Average rent per square foot(2)	$33.19	$30.34

(1)
Does not include Premium Outlets Punta Norte in Mexico and Montreal Forum in Canada.

(2)
Based upon a conversion factor of 1.2916 euros to 1 U.S. dollar at March 31, 2005 and 1.2178 euros to 1 U.S. dollar at March 31, 2004.

SIMON PROPERTY GROUP
International Property Listing

					Gross Leasable Area(1)
	Property Name	City (Metropolitan area)	SPG Ownership		Hypermarket/ Anchor(4)	Mall & Freestanding	Total
	FRANCE
1.	Bay 2	Torcy (Paris)	34.7%		132,400	408,900	541,300
2.	Bay 1	Torcy (Paris)	34.7%		—	336,300	336,300
3.	Bel'Est	Bagnolet (Paris)	12.1%		150,700	63,000	213,700
4.	Villabé A6	Villabé (Paris)	5.2%		102,300	104,500	206,800

	Subtotal France				385,400	912,700	1,298,100
	ITALY
	Ancona:
5.	Ancona	Ancona	49.0	%(3)	82,900	82,300	165,200
6.	Senigallia	Senigallia (Ancona)	49.0%		41,200	41,600	82,800
	Ascoli Piceno:
7.	Grottammare	Grottammare (Ascoli Piceno)	49.0%		38,900	55,900	94,800
8.	Porto Sant'Elpidio	Porto Sant'Elpidio (Ascoli Piceno)	49.0%		48,000	114,300	162,300
	Bari:
9.	Casamassima	Casamassima (Bari)	49.0%		159,000	388,800	547,800
10.	Modugno(5)	Modugno (Bari)	49.0%		96,900	46,600	143,500
	Bergamo:
11.	Bergamo	Bergamo	49.0	%(3)	103,000	16,900	119,900
	Brescia:
12.	Concesio	Concesio (Brescia)	49.0	%(3)	89,900	27,600	117,500
13.	Mazzano	Mazzano (Brescia)	49.0	%(2)	103,300	127,400	230,700
	Brindisi:
14.	Mesagne	Mesagne (Brindisi)	49.0%		88,000	140,600	228,600
	Cagliari:
15.	Marconi	Marconi (Cagliari)	49.0	%(3)	83,500	109,900	193,400
16.	Santa Gilla	Santa Gilla (Cagliari)	49.0	%(2)	75,900	114,800	190,700
	Catania:
17.	La Rena	La Rena (Catania)	49.0%		124,100	22,100	146,200
18.	Misterbianco	Misterbianco (Catania)	49.0	%(3)	83,300	16,000	99,300
	Lecco:
19.	Merate	Merate (Lecco)	49.0	%(3)	73,500	88,500	162,000
	Milan (Milano):
20.	Cinisello—Balsamo	Cinisello—Balsamo (Milano)	49.0	%(3)	68,400	18,600	87,000
21.	Nerviano	Nerviano (Milano)	49.0	%(3)	83,800	27,800	111,600
22.	Rescaldina	Rescaldina (Milano)	49.0%		165,100	212,000	377,100
23.	Vimodrone	Vimodrone (Milano)	49.0%		110,400	80,200	190,600
	Naples (Napoli):
24.	Pompei	Pompei (Napoli)	49.0%		74,300	17,100	91,400
25.	Mugnano di Napoli	Mugnano (Napoli)	49.0	%(3)	98,000	94,900	192,900
	Olbia:
26.	Olbia	Olbia	49.0	%(3)	49,000	48,800	97,800
	Padova:

27.	Padova	Padova	49.0%		73,300	32,500	105,800
	Palermo:
28.	Palermo	Palermo	49.0%		73,100	9,800	82,900
	Pesaro:
29.	Fano	Fano (Pesaro)	49.0%		56,300	56,000	112,300
	Pescara:
30.	Cepagatti	Cepagatti (Pescara)	49.0%		80,200	189,600	269,800
31.	Pescara	Pescara	49.0%		96,300	65,200	161,500
	Piacenza:
32.	San Rocco al Porto	San Rocco al Porto (Piacenza)	49.0%		104,500	74,700	179,200
	Rome (Roma):
33.	Casalbertone	Roma	49.0	%(3)	62,700	84,900	147,600
34.	Collatina	Collatina (Roma)	49.0%		59,500	4,100	63,600
	Sassari:
35.	Centro Azuni	Sassari	49.0	%(3)	—	35,600	35,600
37.	Predda Niedda	Predda Niedda (Sassari)	49.0	%(2)	79,500	154,200	233,700
	Taranto:
38.	Taranto	Taranto	49.0%		75,200	126,500	201,700
	Turin (Torino):
38.	Cuneo	Cuneo (Torino)	49.0%		80,700	201,500	282,200
39.	Rivoli	Rivoli (Torino)	49.0	%(3)	61,800	32,300	94,100
40.	Torino	Torino	49.0%		105,100	66,700	171,800
41.	Venaria	Venaria (Torino)	49.0%		101,600	64,000	165,600
	Venice (Venezia):
42.	Venezia—Mestre	Mestre (Venezia)	49.0%		114,100	132,600	246,700
	Verona:
43.	Bussolengo	Bussolengo (Verona)	49.0	%(3)	89,300	75,300	164,600
	Vicenza:
44.	Vicenza	Vicenza	49.0%		78,400	20,100	98,500

	Subtotal Italy				3,332,000	3,318,300	6,650,300
	POLAND
45.	Arkadia Shopping Center	Warsaw	34.7%		202,100	902,200	1,104,300
46.	Borek Shopping Center	Wroclaw	34.7%		119,900	129,300	249,200
47.	Dabrowka Shopping Center	Katowice	34.7%		121,000	172,900	293,900
48.	Turzyn Shopping Center	Szczecin	34.7%		87,200	120,900	208,100
49.	Wilenska Station Shopping Center	Warsaw	34.7%		92,700	215,900	308,600
50.	Zakopianka Shopping Center	Krakow	34.7%		120,200	425,400	545,600

	Subtotal Poland				743,100	1,966,600	2,709,700
	PORTUGAL
51.	Minho Center	Braga (Porto)	34.7	%(3)	120,000	99,100	219,100

					120,000	99,100	219,100
	JAPAN
52.	Gotemba Premium Outlets	Gotemba City (Tokyo)	40.0%		—	390,000	390,000
53.	Rinku Premium Outlets	Izumisano (Osaka)	40.0%		—	321,000	321,000
54.	Sano Premium Outlets	Sano (Tokyo)	40.0%		—	229,000	229,000
55.	Toki Premium Outlets	Toki (Nagoya)	40.0%		—	178,000	178,000
56.	Tosu Premium Outlets	Fukuoka (Kyushu)	40.0%		—	187,000	187,000

	Subtotal Japan			—	1,305,000	1,305,000
	MEXICO
57.	Premium Outlets Punta Norte	Mexico City	50.0%	—	232,000	232,000

	Subtotal Mexico			—	232,000	232,000
	CANADA
58.	Forum Entertainment Centre	Montreal	38.1%	—	247,000	247,000

	TOTAL INTERNATIONAL ASSETS			4,580,500	8,080,700	12,661,200

FOOTNOTES:

(1)
All gross leasable area listed in square feet.

(2)
This property is held partially in fee and partially encumbered by a leasehold on the premise which entitles the lessor to the majority of the economics of the portion of the property subject to the leasehold.

(3)
This property is encumbered by a leasehold on the entire premises which entitles the lessor the majority of the economics of the property.

(4)
Represents the sales area of the anchor and excludes any warehouse/storage areas.

(5)
Gallerie Commerciali Italia, in which the Company has a 49% joint venture interest, has been notified by an Italian appellate court that the center which opened in February 2004, though properly permitted, was not in accordance with the Modugno master plan. The joint venture is appealing the decision of the appellate court and is otherwise working to resolve the issue. The center remains open. The joint venture partner has indemnified the Company for the amount of its allocated investment in the project.

SIMON PROPERTY GROUP
Capital Expenditures in the U.S. Portfolio
For the Three Months Ended March 31, 2005
(In millions)

		Unconsolidated Entities
	Consolidated Properties	Total	Simon Group's Share
New development projects	$55.3	$30.9	$15.3
Redevelopment projects with incremental GLA and/or Anchor Replacement	38.4	8.6	3.3
Renovations with no incremental GLA	2.1	2.2	0.4
Tenant allowances:
Retail	16.8	4.3	2.1
Office	12.5	—	—
Operational capital expenditures at properties:
CAM expenditures(1)	5.5	1.2	0.5
Non-CAM expenditures	4.7	17.7	5.9

Totals	$135.3	$64.9	$27.5

Plus (Less): Conversion from accrual to cash basis	29.0	(2.7)

Capital expenditures(2)	$164.3	$62.2

(1)
Expenditure included in the pool of expenses allocated to tenants as common area maintenance or CAM.

(2)
Agrees with the line item "Capital expenditures" on the Combined Statements of Cash Flows for the consolidated properties. No statement of cash flows is prepared for the joint venture properties as this is not required by the SEC or GAAP; however, the above reconciliation was completed in the same manner as the reconciliation for the consolidated properties.

SIMON PROPERTY GROUP
U.S. Development Activity Report*
Project Overview, Construction-in-Progress and Land Held for Development
As of March 31, 2005

								Construction-in-Progress
									Unconsolidated Entities
		The Company's Ownership Percentage
Mall/Location	Project Description		Opening	Projected Gross Cost(1) (in millions)	Projected Net Cost (in millions)	The Company's Share of Net Cost	Stabilized Rate of Return	Consolidated Properties	Total		The Company's Share
Projects Recently Opened:
St. Johns Town Center Jacksonville, FL	Phase I of a 1.5 million sf open-air retail center comprised of a village component and community center. The village is anchored by Dillard's, Barnes & Noble and Dick's Sporting Goods. Target, Ross Dress for Less, Old Navy, Staples, DSW Shoe Warehouse, JoAnn Fabrics, Pier One and PetsMart will anchor the community center.	50%	3/05	$158	$126	$63	10%	—	$1.7	(2)	$1.5
New Development Projects:
Seattle Premium Outlets Tulalip, WA	381,000 square foot upscale outlet center	100%	5/05	$58	$57	$57	12%	$45.2	—		—
Wolf Ranch Georgetown, TX (Austin)	670,000 sf open-air retail shopping complex featuring Kohls, Target, Linens 'n Things, Office Depot, Best Buy, T.J. Maxx, Michaels, Old Navy, Pier One and PetsMart	100%	7/05	$98	$62	$62	10%	$56.7	—		—
Firewheel Town Center Garland, TX	785,000 sf open-air regional shopping center featuring Foley's, Dillard's, AMC Theater, Barnes & Noble, Circuit City, Linens 'n Things, Old Navy, Pier One and DSW Shoe Warehouse	100%	10/05	$132	$98	$98	12%	$61.6	—		—
Rockaway Plaza Rockaway, NJ	370,000 sf community center featuring Dick's Sporting Goods, Target, Loews Cineplex and PetsMart	100%	7/04 (Target) 11/05 (Petsmart and shops) 3/06 (Dick's & Loews)	$39	$8	$8	21%	$11.9	—		—
Coconut Point Estero/Bonita Springs, FL	1.2 million square foot open-air shopping complex with a village component anchored by Dillard's, Muvico Theatres, and Barnes & Noble and a community center component anchored by Bed Bath & Beyond, Best Buy, DSW Shoe Warehouse, Office Max, Old Navy, PetsMart, Pier One, Ross Dress for Less, Ulta Cosmetics, Golfsmith, Sports Authority and Party City	50%	9/06	$242	$189	$95	10%	—	$63.2		$31.6

SIMON PROPERTY GROUP
U.S. Development Activity Report*
Project Overview, Construction-in-Progress and Land Held for Development
As of March 31, 2005

								Construction-in-Progress
									Unconsolidated Entities
		The Company's Ownership Percentage
Mall/Location	Project Description		Opening	Projected Gross Cost(1) (in millions)	Projected Net Cost (in millions)	The Company's Share of Net Cost	Stabilized Rate of Return	Consolidated Properties	Total	The Company's Share
Significant Redevelopment Projects with Incremental GLA
Aurora Mall Aurora, CO	Consolidate Foley's two locations into one state-of-the-art store, addition of Dillard's; mall renovation and new food court	100%	8/05 (Foley's & renov) 9/06 (Dillard's)	$62	$45	$45	10%	$23.2	—	—
SouthPark Charlotte, NC	Phase II—Demolition of Sears building and addition of Dick's Sporting Goods, small shops, food court, Joseph Beth Booksellers, McCormick & Schmick and Morton's	100%	10/04 2nd Qtr. 2005 (Joseph Beth & Restaurants)	$39	$31	$31	10%	$26.7	—	—
Other Redevelopment Projects with Incremental GLA
Allen Premium Outlets Allen, TX	Phase III expansion of upscale outlet center	100%	12/05
Broadway Square Tyler, TX	Lifestyle addition	100%	5/05
College Mall Bloomington, IN	Demolition of Lazarus and Kerasotes buildings for addition of small shop space, pad for Johnny Carino's and Dick's Sporting Goods	100%	4/05
Cordova Mall Pensacola, FL	Lifestyle addition	100%	11/05
Edinburgh Premium Outlets Edinburgh, IN	Phase II expansion of upscale outlet center	100%	12/05
Tyrone Square St. Petersburg, FL	Lifestyle addition	100%	11/05
Waterloo Premium Outlets Waterloo, NY	Phase II expansion of upscale outlet center	100%	11/05
	Subtotal Other Redevelopment Projects with Incremental GLA			$50	$48	$48	10%	$12.6	$0.0	$0.0
Renovations
Cielo Vista Mall El Paso, TX	Mall renovation and new Cinemark Theatre	100%	11/05
Haywood Mall Greenville, SC	Mall renovation	100%	10/05
Northwoods Mall Peoria, IL	Mall renovation and creation of food cluster	100%	11/05

SIMON PROPERTY GROUP
U.S. Development Activity Report*
Project Overview, Construction-in-Progress and Land Held for Development
As of March 31, 2005

								Construction-in-Progress
									Unconsolidated Entities
		The Company's Ownership Percentage
Mall/Location	Project Description		Opening	Projected Gross Cost(1) (in millions)	Projected Net Cost (in millions)	The Company's Share of Net Cost	Stabilized Rate of Return	Consolidated Properties	Total	The Company's Share
Orange Park Mall Orange Park (Jacksonville), FL	Mall renovation	100%	3/06
Treasure Coast Square Jensen Beach, FL	Mall and food court renovation	100%	6/05
	Subtotal Renovations			$61	$56	$56	8%	$3.3	$0.0	$0.0
Anchor/Big Box/Theater Activity
Boynton Beach Mall Boynton Beach, FL	Addition of Muvico Theater	100%	3/06
Burlington Mall Burlington (Boston), MA	Addition of The Cheesecake Factory	100%	5/05
Fashion Mall at Keystone, The Indianapolis, IN	Addition of Landmark Cinema and Crate & Barrel	100%	11/05
Irving Mall Irving, TX	Addition of Burlington Coat Factory	100%	9/05
Lehigh Valley Mall Whitehall, PA	Addition of Linens 'n Things	38%	7/05
Melbourne Square Melbourne, FL	Addition of Dick's Sporting Goods and Circuit City	100%	4th Qtr 2005 (Circuit) 1st Qtr 2006 (Dick's)
South Hills Village Pittsburgh, PA	Addition of Barnes & Noble	100%	4/05

SIMON PROPERTY GROUP
U.S. Development Activity Report*
Project Overview, Construction-in-Progress and Land Held for Development
As of March 31, 2005

								Construction-in-Progress
									Unconsolidated Entities
		The Company's Ownership Percentage
Mall/Location	Project Description		Opening	Projected Gross Cost(1) (in millions)	Projected Net Cost (in millions)	The Company's Share of Net Cost	Stabilized Rate of Return	Consolidated Properties	Total	The Company's Share
South Park Charlotte, NC	Addition of Neiman Marcus	100%	10/06
The Source Westbury, NY	Addition of David's Bridal and small shops	26%	7/05
Town Center at Boca Raton Boca Raton, FL	Neiman Marcus in former Lord & Taylor space	100%	11/05
Valley Mall Harrisonburg, VA	Addition of Target	50%	10/05
Washington Square Indianapolis, IN	Burlington Coat Factory in former JCPenney location; Addition of Dick's Sporting Goods and Kerasotes Theatre	100%	3/04 (Burlington) 11/04 (Dick's) 4/05 (Kerasotes)
White Oaks Mall Springfield, IL	Cost Plus World Market and Linens 'N Things in former Montgomery Ward location	77%	6/05
	Subtotal Anchor/Big Box/Theater Activity			$136	$129	$12	9%	$38.1	$6.8	$2.8
Other Miscellaneous								$8.1	$7.0	$3.6
Total Construction in Progress(3)								$287.4	$78.7	$39.5
Land Held for Development								$138.4	$19.5	$9.8

*
Cost and return are based upon current budget assumptions. Actual results may vary.

(1)
Projected Gross Cost includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.

(2)
Costs for Construction-in-Progress are for tenant costs associated with the recently opened center. All other costs have been transferred to the fixed asset accounts.

(3)
Does not include the Company's international initiatives.

SIMON PROPERTY GROUP
International Development Activity Report*
Project Overview, Construction-in-Progress
As of March 31, 2005

								Construction- in-Progress
Shopping center/ Location (Metropolitan area)	Project Description	Anchors	The Company's Ownership Percentage	Opening	Projected Net Cost (in millions)		The Company's Share of Net Cost	Total	The Company's Share
New Development Projects (Recently Opened):
Toki Premium Outlets—Nagoya, Japan	178,000 square foot single level outdoor outlet center	Adidas, Brooks Brothers, Bruno Magli, Coach, Eddie Bauer, Furla, Nautica, Nike, Timberland, Versace	40.0%	March 2005	$44		$18	$33	$13
New Development Projects (Under Construction):
Porta di Roma—Roma, Italy	Approx. 1.7 million of total GLA including a hypermarket, department store and do-it-yourself centers.	Auchan, Leroy Merlin, Ikea, La Rinascente	19.6%	Fall 2006	€200	(1)	€39	€37	€7
Nola—Nola, Italy (Napoli)	Approx. 1.3 million of total GLA including a hypermarket and department store.	Auchan, Coin, La Rinascente, Holiday Inn, Media World	22.1%	Fall 2006	€142	(1)	€31	€56	€12
Guigliano—Guigliano, Italy (Napoli)	Approx. 0.9 million of total GLA anchored by a hypermarket and includes a retail park.	Auchan, Leroy Merlin, Decathlon	19.6%	Summer 2006	€79	(1)	€15	€44	€9
Other projects (1 leasehold development)					€1		—	—	—

*
Cost and return are based upon current budget assumptions. Actual results may vary.
(1)
Amounts do not include estimated cost of capital.

SIMON PROPERTY GROUP
The Company's Share of Total Debt Amortization and Maturities by Year
As of March 31, 2005
(In thousands)

Year	The Company's Share of Secured Consolidated Debt	The Company's Share of Unsecured Consolidated Debt	The Company's Share of Unconsolidated Joint Venture Debt	The Company's Share of Total Debt
2005	189,626	1,310,000	174,082	1,673,708
2006	293,251	2,006,299	470,347	2,769,897
2007	562,825	1,055,000	205,462	1,823,287
2008	581,957	350,000	341,075	1,273,032
2009	742,673	1,737,268	200,056	2,679,997
2010	731,734	760,225	249,603	1,741,562
2011	442,313	350,000	457,103	1,249,416
2012	361,696	450,000	214,627	1,026,323
2013	202,406	425,000	233,650	861,056
2014	453,080	700,000	162,952	1,316,032
Thereafter	72,248	450,000	90,840	613,088

Subtotal Face Amounts	$4,633,809	$9,593,792	$2,799,797	$17,027,398
Premiums (Discounts) on Indebtedness, Net	62,192	55,147	8	117,347
Fair Value Interest Rate Swaps	—	(11,909)	—	(11,909)

The Company's Share of Total Indebtedness	$4,696,001	$9,637,030	$2,799,805	$17,132,836

SIMON PROPERTY GROUP
Summary of Indebtedness
As of March 31, 2005
(In thousands)

	Total Indebtedness	The Company's Share of Indebtedness	Weighted Average Interest Rate	Weighted Average Years to Maturity
Consolidated Indebtedness
Mortgage Debt
Fixed Rate	$4,203,451	$4,020,516	6.49%	5.8
Floating Rate Debt (Hedged)(1)	208,778	208,778	3.90%	2.7
Floating Rate Debt	414,706	404,518	3.84%	1.9

Total Mortgage Debt	4,826,935	4,633,812	6.14%	5.4
Unsecured Debt
Fixed Rate	6,400,225	6,400,225	6.47%	4.9
Floating Rate Debt	2,356,298	2,356,298	3.30%	1.6

Subtotal	8,756,523	8,756,523	5.38%	4.1
Revolving Corporate Credit Facility	837,268	837,268	2.94%	3.8

Subtotal	837,268	837,268	2.94%	3.8
Total Unsecured Debt	9,593,791	9,593,791	5.38%	4.1
Premium	145,642	142,959	N/A	N/A
Discount	(25,662)	(25,622)	N/A	N/A
Fair Value Interest Rate Swaps	(11,909)	(11,909)	N/A	N/A

Consolidated Mortgages and Other Indebtedness(2)	$14,528,797	$14,333,031	5.63%	4.5

Joint Venture Indebtedness
Mortgage Debt
Fixed Rate	$5,445,106	$2,371,423	6.17%	5.3
Floating Rate Debt (Hedged)(1)	475,421	219,020	3.39%	2.3
Floating Rate Debt	531,533	197,324	3.93%	4.7

Total Mortgage Debt	6,452,060	2,787,767	5.79%	5.1
Unsecured Floating Rate Debt	24,552	12,030	2.76%	3.7

Total Unsecured Debt	24,552	12,030	2.76%	3.7
Premium	3,850	1,925	N/A	N/A
Discount	(3,901)	(1,917)	N/A	N/A

Joint Venture Mortgages and Other Indebtedness	$6,476,561	$2,799,805	5.79%	5.1

The Company's Share of Total Indebtedness		$17,132,836	5.67%	4.6

(1)
These debt obligations are hedged by interest rate cap agreements.

(2)
Amounts give effect to outstanding derivative instruments as footnoted on the Summary of Indebtedness by Maturity.

SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of March 31, 2005
(In thousands)

Property Name		Maturity Date		Interest Rate (1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness	The Company's Share of Indebtedness
Consolidated Indebtedness:
Shopping Center Associates (Bonds)		05/15/05		7.63%	Fixed	Unsecured		110,000	110,000
North East Mall		05/20/05		4.25%	Variable	Secured		140,000	140,000
Simon Property Group, LP (Bonds)		06/15/05		6.75%	Fixed	Unsecured		300,000	300,000
Simon Property Group, LP (Medium Term Notes)		06/24/05		7.13%	Fixed	Unsecured		100,000	100,000
CPG Partners, LP (Bonds)		08/17/05		8.38%	Fixed	Unsecured		50,000	50,000
Simon Property Group, LP (Bonds)		10/27/05		6.88%	Fixed	Unsecured		150,000	150,000
Raleigh Springs Mall		12/09/05		4.87%	Variable	Secured		10,876	10,876
Treasure Coast Square—1		01/01/06		7.13%	Fixed	Secured		50,254	50,254
Treasure Coast Square—2		01/01/06		7.77%	Fixed	Secured		11,736	11,736
Simon Property Group, LP (Bonds)		01/20/06		7.38%	Fixed	Unsecured		300,000	300,000
Gulf View Square		10/01/06		8.25%	Fixed	Secured		33,176	33,176
Paddock Mall		10/01/06		8.25%	Fixed	Secured		26,387	26,387
Riverway	(2)	10/01/06		4.02%	Variable	Secured		110,000	110,000
Simon Property Group, LP (Acquisition Facility)		10/14/06		3.42%	Variable	Unsecured		1,800,000	1,800,000
Simon Property Group, LP (Bonds)		11/15/06		6.88%	Fixed	Unsecured		250,000	250,000
Simon Property Group, LP (Euro Term Loan)	(2)	12/16/06		2.71%	Variable	Unsecured	(14)	256,298	256,298
Cielo Vista Mall—1	(4)	05/01/07		9.38%	Fixed	Secured		49,655	49,655
Cielo Vista Mall—3	(4)	05/01/07		6.76%	Fixed	Secured		35,881	35,881
Lakeline Mall		05/01/07		7.65%	Fixed	Secured		67,168	67,168
McCain Mall—1	(4)	05/01/07		9.38%	Fixed	Secured		23,185	23,185
McCain Mall—2	(4)	05/01/07		6.76%	Fixed	Secured		16,562	16,562
Valle Vista Mall—1	(4)	05/01/07		9.38%	Fixed	Secured		30,708	30,708
Valle Vista Mall—2	(4)	05/01/07		6.81%	Fixed	Secured		7,366	7,366
Wolfchase Galleria		06/30/07		7.80%	Fixed	Secured		72,992	68,975
Copley Place		08/01/07		7.44%	Fixed	Secured		176,908	173,630
Simon Property Group, LP (Medium Term Notes)		09/20/07		7.13%	Fixed	Unsecured		180,000	180,000
University Park Mall		10/01/07		7.43%	Fixed	Secured		58,029	34,817
CPG Partners, LP (Bonds)		10/21/07		7.25%	Fixed	Unsecured		125,000	125,000
Simon Property Group, LP (Bonds)		11/15/07		6.38%	Fixed	Unsecured		750,000	750,000
Bangor Mall		12/01/07		7.06%	Fixed	Secured		23,264	15,436
White Oaks Mall	(2)	02/25/08		3.97%	Variable	Secured		48,563	41,125
Gateway Shopping Center	(2)	03/31/08		3.82%	Variable	Secured		86,000	83,250
Simon Property Group, LP (MOPPRS)		06/15/08		7.00%	Fixed	Unsecured		200,000	200,000
Gilroy Premium Outlets	(11)	07/11/08		6.99%	Fixed	Secured		66,862	66,862
Kittery Premium Outlets	(11)	07/11/08		6.99%	Fixed	Secured		11,069	11,069
Lighthouse Place Premium Outlets	(11)	07/11/08		6.99%	Fixed	Secured		46,137	46,137
Waterloo Premium Outlets	(11)	07/11/08		6.99%	Fixed	Secured		37,159	37,159
Simon Property Group, LP (Bonds)		08/28/08		5.38%	Fixed	Unsecured		150,000	150,000
Stanford Shopping Center		09/11/08	(13)	3.60%	Fixed	Secured		220,000	220,000
Arsenal Mall—1		09/28/08		6.75%	Fixed	Secured		32,368	32,368
College Mall—1	(3)	01/01/09		7.00%	Fixed	Secured		35,298	35,298

College Mall—2	(3)	01/01/09		6.76%	Fixed	Secured		11,057	11,057
Greenwood Park Mall—1	(3)	01/01/09		7.00%	Fixed	Secured		29,564	29,564
Greenwood Park Mall—2	(3)	01/01/09		6.76%	Fixed	Secured		57,125	57,125
Towne East Square—1		01/01/09		7.00%	Fixed	Secured		46,978	46,978
Towne East Square—2		01/01/09		6.81%	Fixed	Secured		23,049	23,049
Woodland Hills Mall		01/01/09		7.00%	Fixed	Secured		83,855	79,216
Revolving Credit Facility	(2)	01/11/09		2.94%	Variable	Unsecured	(22)	837,268	837,268
Simon Property Group, LP (Bonds)		01/30/09	(21)	3.75%	Fixed	Unsecured		300,000	300,000
Simon Property Group, LP (Bonds)		02/09/09		7.13%	Fixed	Unsecured		300,000	300,000
Penn Square Mall		03/01/09		7.03%	Fixed	Secured		70,114	66,255
CPG Partners, LP (Bonds)		03/15/09		3.50%	Fixed	Unsecured		100,000	100,000
Plaza Carolina—Fixed		05/09/09		5.10%	Fixed	Secured		98,484	98,484
Plaza Carolina—Variable Capped	(2)	05/09/09		3.77%	Variable	Secured		98,778	98,778
Plaza Carolina—Variable Floating	(2)	05/09/09		3.77%	Variable	Secured		59,267	59,267
Simon Property Group, LP (Bonds)		07/15/09		7.00%	Fixed	Unsecured		150,000	150,000
CPG Partners, LP (Bonds)		08/17/09		8.63%	Fixed	Unsecured		50,000	50,000
Bloomingdale Court	(9)	11/01/09		7.78%	Fixed	Secured		28,243	28,243
Forest Plaza	(9)	11/01/09		7.78%	Fixed	Secured		15,490	15,490
Lake View Plaza	(9)	11/01/09		7.78%	Fixed	Secured		20,592	20,592
Lakeline Plaza	(9)	11/01/09		7.78%	Fixed	Secured		22,578	22,578
Lincoln Crossing	(9)	11/01/09		7.78%	Fixed	Secured		3,117	3,117
Matteson Plaza	(9)	11/01/09		7.78%	Fixed	Secured		9,068	9,068
Muncie Plaza	(9)	11/01/09		7.78%	Fixed	Secured		7,840	7,840
Regency Plaza	(9)	11/01/09		7.78%	Fixed	Secured		4,250	4,250
St. Charles Towne Plaza	(9)	11/01/09		7.78%	Fixed	Secured		27,204	27,204
West Ridge Plaza	(9)	11/01/09		7.78%	Fixed	Secured		5,480	5,480
White Oaks Plaza	(9)	11/01/09		7.78%	Fixed	Secured		16,719	16,719
Simon Property Group, LP (Bonds)		03/18/10		4.88%	Fixed	Unsecured		300,000	300,000
CPG Partners, LP (Term Loan)		04/27/10	(20)	7.26%	Fixed	Unsecured		60,225	60,225
Trolley Square		08/01/10		9.03%	Fixed	Secured		28,850	25,965
Simon Property Group, LP (Bonds)		08/15/10		4.88%	Fixed	Unsecured		400,000	400,000
Coral Square		10/01/10		8.00%	Fixed	Secured		87,703	85,265
Crystal River		11/11/10		7.63%	Fixed	Secured		15,660	15,660
Forum Shops at Caesars, The		12/01/10		4.78%	Fixed	Secured		550,000	550,000
Biltmore Square		12/11/10		7.95%	Fixed	Secured		26,000	26,000
Port Charlotte Town Center		12/11/10		7.98%	Fixed	Secured		52,761	42,209
Oxford Valley Mall		01/10/11		6.76%	Fixed	Secured		83,870	52,972
Simon Property Group, LP (Bonds)		01/20/11		7.75%	Fixed	Unsecured		200,000	200,000
CPG Partners, LP (Bonds)		02/01/11		8.25%	Fixed	Unsecured		150,000	150,000
Henderson Square		07/01/11		6.94%	Fixed	Secured		15,403	11,702
Ingram Park Mall	(8)	08/11/11		6.99%	Fixed	Secured		81,269	81,269
Knoxville Center	(8)	08/11/11		6.99%	Fixed	Secured		61,542	61,542
Northlake Mall	(8)	08/11/11		6.99%	Fixed	Secured		70,996	70,996
Towne West Square	(8)	08/11/11		6.99%	Fixed	Secured		53,197	53,197
Tacoma Mall		10/01/11		7.00%	Fixed	Secured		129,891	129,891
CPG Partners, LP (Bonds)		06/15/12		6.88%	Fixed	Unsecured		100,000	100,000
Simon Property Group, LP (Bonds)		08/28/12		6.35%	Fixed	Unsecured		350,000	350,000

Anderson Mall		10/10/12	6.20%	Fixed	Secured	29,317	29,317
Century III Mall	(6)	10/10/12	6.20%	Fixed	Secured	86,536	86,536
Crossroads Mall		10/10/12	6.20%	Fixed	Secured	43,462	43,462
Forest Mall	(7)	10/10/12	6.20%	Fixed	Secured	17,405	17,405
Highland Lakes Center	(6)	10/10/12	6.20%	Fixed	Secured	16,043	16,043
Longview Mall	(6)	10/10/12	6.20%	Fixed	Secured	32,572	32,572
Markland Mall	(7)	10/10/12	6.20%	Fixed	Secured	23,045	23,045
Midland Park Mall	(7)	10/10/12	6.20%	Fixed	Secured	33,643	33,643
Palm Beach Mall		10/10/12	6.20%	Fixed	Secured	53,818	53,818
Richmond Towne Square	(7)	10/10/12	6.20%	Fixed	Secured	47,254	47,254
Las Vegas Outlet Center		12/10/12	8.12%	Fixed	Secured	21,300	21,300
CPG Partners, LP (Bonds)		01/15/13	6.00%	Fixed	Unsecured	150,000	150,000
Factory Stores of America—Boaz	(12)	03/10/13	9.10%	Fixed	Secured	2,805	2,805
The Factory Shoppes at Branson Meadows	(12)	03/10/13	9.10%	Fixed	Secured	9,591	9,591
MacGregor Village	(12)	03/10/13	9.10%	Fixed	Secured	6,906	6,906
Factory Stores of America—Georgetown	(12)	03/10/13	9.10%	Fixed	Secured	6,647	6,647
Factory Stores of America—Graceville	(12)	03/10/13	9.10%	Fixed	Secured	1,975	1,975
Dare Centre	(12)	03/10/13	9.10%	Fixed	Secured	1,717	1,717
Factory Stores of America— Lebanon	(12)	03/10/13	9.10%	Fixed	Secured	1,659	1,659
Factory Stores of America—Nebraska City	(12)	03/10/13	9.10%	Fixed	Secured	1,559	1,559
North Ridge Shopping Center	(12)	03/10/13	9.10%	Fixed	Secured	8,435	8,435
Factory Stores of America—Story City	(12)	03/10/13	9.10%	Fixed	Secured	1,928	1,928
Carolina Premium Outlets—Smithfield	(12)	03/10/13	9.10%	Fixed	Secured	20,623	20,623
The Crossings Premium Outlets		03/13/13	5.85%	Fixed	Secured	58,828	58,828
Simon Property Group, LP (Bonds)		03/15/13	5.45%	Fixed	Unsecured	200,000	200,000
Battlefield Mall		07/01/13	4.60%	Fixed	Secured	100,000	100,000
Retail Property Trust (Bonds)		09/01/13	7.18%	Fixed	Unsecured	75,000	75,000
Simon Property Group, LP (Bonds)		01/30/14	4.90%	Fixed	Unsecured	200,000	200,000
Northfield Square		02/11/14	6.05%	Fixed	Secured	31,408	9,925
Montgomery Mall		05/11/14	5.17%	Fixed	Secured	94,918	50,753
Chesapeake Square		08/01/14	5.84%	Fixed	Secured	73,000	54,750
Brunswick Square		08/11/14	5.65%	Fixed	Secured	86,000	86,000
Simon Property Group, LP (Bonds)		08/15/14	5.63%	Fixed	Unsecured	500,000	500,000
Boardman Plaza		07/01/14	5.94%	Fixed	Secured	23,598	23,598
Cheltenham Square		07/01/14	5.89%	Fixed	Secured	54,941	54,941
Desoto Square		07/01/14	5.89%	Fixed	Secured	64,153	64,153
Upper Valley Mall		07/01/14	5.89%	Fixed	Secured	47,904	47,904
Washington Square		07/01/14	5.94%	Fixed	Secured	30,693	30,693
West Ridge Mall		07/01/14	5.89%	Fixed	Secured	68,711	68,711
DeKalb Plaza		01/01/15	5.28%	Fixed	Secured	3,483	1,753

Retail Property Trust (Bonds)		03/15/16	7.88%	Fixed	Unsecured		250,000	250,000
Arsenal Mall—2		05/05/16	8.20%	Fixed	Secured		1,617	1,617
Simon Property Group, LP (Bonds)		06/15/18	7.38%	Fixed	Unsecured		200,000	200,000
Sunland Park Mall		01/01/26	8.63%	Fixed	Secured		36,493	36,493
Keystone at the Crossing		07/01/27	7.85%	Fixed	Secured		59,351	59,351

Total Consolidated Indebtedness at Face Value							14,420,726	14,227,603

Premium							145,642	142,959
Discount							(25,662)	(25,622)
Fair Value Interest Rate Swaps							(11,909)	(11,909)

Total Consolidated Indebtedness							14,528,797	14,333,031

Joint Venture Indebtedness
Westchester, The—1		09/01/05	8.74%	Fixed	Secured		142,306	56,922
Westchester, The—2		09/01/05	7.20%	Fixed	Secured		50,248	20,099
Houston Galleria—1		12/01/05	7.93%	Fixed	Secured		214,725	67,606
Cobblestone Court		01/01/06	7.64%	Fixed	Secured		10,596	3,709
Crystal Court		01/01/06	7.64%	Fixed	Secured		2,766	968
Fairfax Court		01/01/06	7.64%	Fixed	Secured		12,996	3,411
Gaitway Plaza		01/01/06	7.64%	Fixed	Secured		8,996	2,099
Plaza at Buckland Hills, The		01/01/06	7.64%	Fixed	Secured		17,071	5,975
Ridgewood Court		01/01/06	7.64%	Fixed	Secured		7,446	2,606
Village Park Plaza		01/01/06	7.64%	Fixed	Secured		18,376	6,432
West Town Corners		01/01/06	7.64%	Fixed	Secured		10,996	2,566
Willow Knolls Court		01/01/06	7.64%	Fixed	Secured		10,721	3,752
CMBS Loan—Fixed (encumbers 13 Properties)	(5)	05/15/06	7.52%	Fixed	Secured		357,100	178,550
CMBS Loan—1 Floating (encumbers 13 Properties)	(5)	05/15/06	3.28%	Variable	Secured		186,500	93,250
CMBS Loan—2 Floating (encumbers 13 Properties)	(5)	05/15/06	3.24%	Variable	Secured		81,400	40,700
Great Northeast Plaza		06/01/06	9.04%	Fixed	Secured		16,448	8,224
Smith Haven Mall		06/01/06	7.86%	Fixed	Secured		115,000	28,750
Montreal Forum—Canada	(2)	08/08/06	5.76%	Variable	Secured	(17)	45,203	16,104
Lehigh Valley Mall		10/10/06	7.90%	Fixed	Secured		45,760	17,210
Greendale Mall		12/10/06	8.23%	Fixed	Secured		40,210	19,758
Gwinnett Place—1		04/01/07	7.54%	Fixed	Secured		36,736	18,368
Gwinnett Place—2		04/01/07	7.25%	Fixed	Secured		81,259	40,630
Town Center at Cobb—1		04/01/07	7.54%	Fixed	Secured		46,803	23,402
Town Center at Cobb—2		04/01/07	7.25%	Fixed	Secured		61,841	30,921
Gotemba Premium Outlets—Variable		09/30/07	1.75%	Variable	Secured	(19)	27,099	10,840
Houston Galleria—2	(2)	06/25/07	4.37%	Variable	Secured		84,711	26,671
Mall at Rockingham		09/01/07	7.88%	Fixed	Secured		95,516	23,467
Clay Terrace Partners	(2)	01/20/08	4.37%	Variable	Secured		84,452	42,226
Aventura Mall—A		04/06/08	6.55%	Fixed	Secured		141,000	47,000

Aventura Mall—B		04/06/08	6.60%	Fixed	Secured		25,400	8,467
Aventura Mall—C		04/06/08	6.89%	Fixed	Secured		33,600	11,200
West Town Mall		05/01/08	6.90%	Fixed	Secured		76,000	38,000
Mall of New Hampshire—1		10/01/08	6.96%	Fixed	Secured		98,847	48,571
Mall of New Hampshire—2		10/01/08	8.53%	Fixed	Secured		8,141	4,000
Fashion Valley Mall—1		10/11/08	6.49%	Fixed	Secured		163,278	81,639
Fashion Valley Mall—2		10/11/08	6.58%	Fixed	Secured		29,124	14,562
Whitehall Mall		11/01/08	6.77%	Fixed	Secured		13,725	5,214
Galleria Commerciali Italia— Facility C		12/22/08	2.76%	Variable	Unsecured	(16)	24,552	12,030
Source, The		03/11/09	6.65%	Fixed	Secured		124,000	31,000
Shops at Sunset Place, The	(2)	05/09/09	3.62%	Variable	Secured		97,521	36,570
Seminole Towne Center	(2)	06/30/09	3.52%	Variable	Secured		70,000	31,500
Fashion Centre Pentagon Office		07/09/09	3.62%	Variable	Secured		40,000	17,000
Sano Premium Outlets		08/31/09	2.45%	Fixed	Secured	(19)	49,684	19,874
Apple Blossom Mall		09/10/09	7.99%	Fixed	Secured		39,039	19,183
Auburn Mall		09/10/09	7.99%	Fixed	Secured		45,704	22,458
Toki Premium Outlets		10/30/09	0.79%	Variable	Secured	(19)	15,654	6,262
Mall at Chestnut Hill		02/02/10	8.45%	Fixed	Secured		14,494	6,844
Mall of Georgia		07/01/10	7.09%	Fixed	Secured		196,784	98,392
Florida Mall, The		12/10/10	7.55%	Fixed	Secured		259,493	129,747
Atrium at Chestnut Hill		03/11/11	6.89%	Fixed	Secured		47,108	23,148
Cape Cod Mall		03/11/11	6.80%	Fixed	Secured		95,760	47,054
Highland Mall		07/11/11	6.83%	Fixed	Secured		68,390	34,195
Villabe A6—Bel'Est		08/01/11	3.11%	Variable	Secured	(18)	12,785	4,436
Fashion Centre Pentagon Retail		09/11/11	6.63%	Fixed	Secured		160,641	68,272
Bay 1 (Torcy)		12/01/11	3.91%	Variable	Secured	(18)	14,838	5,149
Zakopianka Shopping Center		12/01/11	6.82%	Fixed	Secured	(15)	16,851	5,847
Galleria Commerciali Italia— Facility A		12/22/11	3.19%	Fixed	Secured	(16)	279,501	136,955
Galleria Commerciali Italia— Facility B		12/22/11	3.29%	Fixed	Secured	(16)	329,358	161,385
Borek Shopping Center		02/01/12	6.19%	Fixed	Secured	(15)	18,222	6,323
Dadeland Mall		02/11/12	6.75%	Fixed	Secured		193,509	96,755
Square One		03/11/12	6.73%	Fixed	Secured		92,049	45,231
Crystal Mall		09/11/12	5.62%	Fixed	Secured		102,568	76,484
Emerald Square Mall		03/01/13	5.13%	Fixed	Secured		140,950	69,259
Avenues, The		04/01/13	5.29%	Fixed	Secured		77,800	19,450
Circle Centre Mall		04/11/13	5.02%	Fixed	Secured		77,810	11,415
Bay 2 (Torcy)		06/01/13	3.31%	Variable	Secured	(18)	69,994	24,288
Solomon Pond		08/01/13	3.97%	Fixed	Secured		114,000	56,017
Tosu Premium Outlets		08/24/13	2.62%	Fixed	Secured	(19)	15,721	6,288
Miami International Mall		10/01/13	5.35%	Fixed	Secured		97,500	46,582
Liberty Tree Mall		10/11/13	5.22%	Fixed	Secured		35,000	17,198
Wilenska Station Shopping Center		11/01/13	4.06%	Variable	Secured	(18)	41,050	14,244
Northshore Mall		03/11/14	5.03%	Fixed	Secured		210,000	103,189
Turzyn Shopping Center		06/01/14	6.56%	Fixed	Secured	(15)	25,646	8,899

Dabrowka Shopping Center	07/01/14	6.22%	Fixed	Secured	(15)	5,406	1,876
Gotemba Premium Outlets—Fixed	10/25/14	2.00%	Fixed	Secured	(19)	12,132	4,853
Rinku Premium Outlets	10/25/14	2.33%	Fixed	Secured	(19)	44,791	17,916
Arkadia Shopping Center	11/01/14	4.26%	Variable	Secured	(18)	135,747	47,104
Indian River Commons	11/01/14	5.21%	Fixed	Secured		9,645	4,823
Indian River Mall	11/01/14	5.21%	Fixed	Secured		65,355	32,678
St. Johns Town Center	03/11/15	5.06%	Fixed	Secured		170,000	85,000
Quaker Bridge Mall	04/01/16	7.03%	Fixed	Secured		23,147	8,794
King of Prussia Mall—1	01/01/17	7.49%	Fixed	Secured		181,490	22,414
King of Prussia Mall—2	01/01/17	8.53%	Fixed	Secured		12,527	1,547

Total Joint Venture Indebtedness at Face Value						6,476,612	2,799,797

Premium						3,850	1,925
Discount						(3,901)	(1,917)

Total Joint Venture Indebtedness						6,476,561	2,799,805

The Company's Share of Total Indebtedness							17,132,836

(Footnotes on following page)

(Footnotes for preceeding pages)

Footnotes:

(1)
Variable rate debt interest rates are based on the following base rates as of March 31, 2005: LIBOR at 2.87%; EURIBOR at 2.11%.

(2)
Includes applicable extensions available at Company's option.

(3)
These two Properties are secured by cross-collateralized and cross-defaulted mortgages.

(4)
These three Properties are secured by cross-collateralized and cross-defaulted mortgages.

(5)
These Commercial Mortgage Notes are secured by cross-collateralized mortgages encumbering thirteen of the Properties (Eastland Mall, Southern Hills Mall, Lindale Mall, Southridge Mall, Granite Run Mall, Lake Square Mall, Northpark Mall, Southpark Mall, Valley Mall, Mesa Mall, Empire Mall, Empire East Mall and Rushmore Mall). A weighted average rate is used.

(6)
These three Properties are secured by cross-collateralized and cross-defaulted mortgages.

(7)
These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

(8)
These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

(9)
These eleven Properties are secured by cross-collateralized and cross-defaulted mortgages.

(10)
These three Properties are secured by cross-collateralized and cross-defaulted mortgages.

(11)
These four Properties are secured by cross-collateralized and cross-defaulted mortgages.

(12)
These eleven Properties are secured by cross-collateralized and cross-defaulted mortgages.

(13)
Simultaneous with the issuance of this loan, the Company entered into a $70 million notional amount variable rate swap agreement which is designated as a hedge against this loan. As of March 31, 2005, after including the impacts of this swap, the terms of the loan are effectively $150 million fixed at 3.60% and $70 million variable rate at 2.77125%.

(14)
Amounts shown in USD Equivalent. Euro equivalent is 198.4 million.

(15)
Amounts shown in USD Equivalent. Euro equivalent is 51.2 million.

(16)
Amounts shown in USD Equivalent. Euro equivalent is 490.4 million. Associated with these loans are interest rate swap agreements with a total combined $50 million euros notional amount that effectively fixes this pool of loans at 3.81%.

(17)
Amounts shown in USD Equivalent. Canadian Dollar equivalent is 56.0 million.

(18)
Amounts shown in USD Equivalent. Euro equivalent is 212.5 million. Associated with these loans are interest rate swap agreements with a total combined $193 million euros notional amount that effectively fix these loans at a combined 5.02%.

(19)
Amounts shown in USD Equivalent. Yen equivalent is 16,870.1 million.

(20)
Through an interest rate swap agreement, effectively fixed through January 1, 2006 at the all-in interest rate presented.

(21)
The Company has $300 million notional amount variable rate swap agreement which is a designated hedge against this unsecured note effectively converting to a six month LIBOR variable rate.

(22)
Amounts shown in USD Equivalent. Balance includes borrowings on multi-currency tranche of Yen $1,856.8 million.

SIMON PROPERTY GROUP
Unencumbered Assets
As of March 31, 2005

Property Name	City	State
Regional Malls:
University Mall	Little Rock	AR
Southgate Mall	Yuma	AZ
Brea Mall	Brea	CA
Laguna Hills Mall	Laguna Hills	CA
Santa Rosa Plaza	Santa Rosa	CA
Shops at Mission Viejo, The	Mission Viejo	CA
Westminster Mall	Westminster	CA
Aurora Mall	Aurora	CO
Boynton Beach Mall	Boynton Beach	FL
Cordova Mall	Pensacola	FL
Edison Mall	Fort Meyers	FL
Melbourne Square	Melbourne	FL
Orange Park Mall	Orange Park	FL
Town Center at Boca Raton	Boca Raton	FL
Tyrone Square	St. Petersburg	FL
University Mall	Pensacola	FL
Lenox Square	Atlanta	GA
Phipps Plaza	Atlanta	GA
Alton Square	Alton	IL
Chicago Premium Outlets	Chicago	IL
Lincolnwood Town Center	Lincolnwood	IL
Northwoods Shopping Center	Peoria	IL
Orland Square	Orland Park	IL
River Oaks Center	Calumet City	IL
Castleton Square Mall	Indianapolis	IN
Lafayette Square	Indianapolis	IN
Muncie Mall	Muncie	IN
Tippecanoe Mall	Lafayette	IN
Prien Lake Mall	Lake Charles	LA
Burlington Mall	Burlington	MA
South Shore Plaza	Braintree	MA
Bowie Town Center	Bowie	MD
St. Charles Towne Center	Waldorf	MD
Maplewood Mall	Minneapolis	MN
Miller Hill Mall	Duluth	MN
Independence Center	Independence	MO
SouthPark Mall	Charlotte	NC
Pheasant Lane	Nashua	NH

Livingston Mall	Livingston	NJ
Menlo Park Mall	Edison	NJ
Ocean County Mall	Toms River	NJ
Rockaway Townsquare	Rockaway	NJ
Cottonwood Mall	Albuquerque	NM
Las Vegas Premium Outlets	Las Vegas	NV
Chautauqua Mall	Lakewood	NY
Nanuet Mall	Nanuet	NY
Jefferson Valley Mall	Yorktown Heights	NY
Roosevelt Field	Garden City	NY
Walt Whitman Mall	Huntington Station	NY
Great Lakes Mall	Mentor	OH
Lima Mall	Lima	OH
Southern Park Mall	Boardman	OH
Summit Mall	Akron	OH
Eastland Mall	Tulsa	OK
Ross Park Mall	Pittsburgh	PA
South Hills Village	Pittsburgh	PA
Haywood Mall	Greenville	SC
Oak Court Mall	Memphis	TN
Barton Creek Square	Austin	TX
Broadway Square	Tyler	TX
Irving Mall	Irving	TX
La Plaza Mall	McAllen	TX
Richardson Square Mall	Richardson	TX
Rolling Oaks Mall	San Antonio	TX
Shops at North East Mall	Hurst	TX
Charlottesville Fashion Square	Charlottesville	VA
Virginia Center Commons	Glen Allen	VA
Columbia Center	Kennewick	WA
Northgate Mall	Seattle	WA
Bay Park Square	Green Bay	WI
Community/Lifestyle Centers:
Grove at Lakeland Square	Lakeland	FL
Terrace at Florida Mall	Orlando	FL
Waterford Lakes Town Center	Orlando	FL
Mall of Georgia Crossing	Atlanta	GA
Countryside Plaza	Countryside	IL
Lake Plaza	Waukegan	IL
North Ridge Plaza	Joliet	IL

Brightwood Plaza	Indianapolis	IN
Greenwood Plus	Greenwood	IN
Griffith Park Plaza	Griffith	IN
Markland Plaza	Kokomo	IN
New Castle Plaza	New Castle	IN
Northwood Plaza	Fort Wayne	IN
Teal Plaza	Lafayette	IN
Tippecanoe Plaza	Lafayette	IN
University Center	Mishawaka	IN
Wabash Village	West Lafayette	IN
Washington Plaza	Indianapolis	IN
Park Plaza	Hopkinsville	KY
Rockaway Convenience Center	Rockaway	NJ
Great Lakes Plaza	Mentor	OH
Lima Center	Lima	OH
Northland Plaza	Columbus	OH
Eastland Plaza	Tulsa	OK
Lincoln Plaza	Langhorne	PA
Charles Towne Square	Charleston	SC
Knoxville Commons	Knoxville	TN
The Arboretum	Austin	TX
Celina Plaza	El Paso	TX
Ingram Plaza	San Antonio	TX
Chesapeake Center	Chesapeake	VA
Martinsville Plaza	Martinsville	VA
Office:
O'Hare International Center	Rosemont	IL
Premium Outlet Centers:
Camarillo Premium Outlets	Camarillo	CA
Carlsbad Premium Outlets	Carlsbad	CA
Desert Hills Premium Outlets	Cabazon	CA
Folsom Premium Outlets	Folsom	CA
Napa Premium Outlets	Napa	CA
Petaluma Village Premium Outlets	Petaluma	CA
Vacaville Premium Outlets	Vacaville	CA
Clinton Crossings Premium Outlets	Clinton	CT
Orlando Premium Outlets	Orlando	FL
St. Augustine Premium Outlets	St. Augustine	FL
North Georgia Premium Outlets	Dawsonville	GA
Waikele Premium Outlets	Waipahu	HI
Chicago Premium Outlets	Aurora	IL

Edinburgh Premium Outlets	Edinburgh	IN
Wrentham Premium Outlets	Wrentham	MA
Albertville Premium Outlets	Albertville	MN
Osage Beach Premium Outlets	Osage Beach	MO
Liberty Village Premium Outlets	Flemington	NJ
Santa Fe Premium Outlets	Santa Fe	NM
Las Vegas Premium Outlets	Las Vegas	NV
Woodbury Common Premium Outlets	Central Valley	NY
Aurora Farms Premium Outlets	Aurora	OH
Columbia Gorge Premium Outlets	Troutdale	OR
Allen Premium Outlets	Allen	TX
Leesburg Corner Premium Outlets	Leesburg	VA
Patriot Plaza Premium Outlets	Willliamsburg	VA
Other:
Factory Stores of America—West Frankfort	West Frankfort	IL
Factory Stores of America—Hanson	Hanson	KY
Factory Stores of America—Arcadia	Arcadia	LA
Factory Stores of America—Tupelo	Tupelo	MS
Dare Center	Kill Devil Hills	NC
Jackson Outlet Village	Jackson	NJ
Factory Stores of America—Crossville	Crossville	TN
Factory Stores of America—Tri-Cities	Blountville	TN
Factory Stores of America—Union City	Union City	TN
Factory Stores of America—Draper	Draper	UT
Factory Stores of North Bend	North Bend	WA
Johnson Creek Outlet Center	Johnson Creek	WI

SIMON PROPERTY GROUP

Preferred Stock/Units Outstanding

As of March 31, 2005

($ in 000's, except per share amounts)

Issuer	Description	Number of Shares/Units	Per Share Liquidation Preference	Aggregate Liquidation Preference	Ticker Symbol
Preferred Stock:
Simon Property Group, Inc.	Series F 8.75% Cumulative Redeemable(1)	8,000,000	$25	$200,000	SPGPrF
Simon Property Group, Inc.	Series G 7.89% Cumulative Step-Up Premium Rate(2)	3,000,000	$50	$150,000	SPGPrG
Simon Property Group, Inc.	Series I 6% Convertible Perpetual Preferred(3)	13,638,019	$50	$681,901	SPGPrI
Simon Property Group, Inc.	Series J 8.375% Cumulative Redeemable(4)	796,948	$50	$39,847	SPGPrJ
Preferred Units:
Simon Property Group, L.P.	Series C 7% Cumulative Convertible(5)	1,425,114	$28	$39,903	N/A
Simon Property Group, L.P.	Series D 8% Cumulative Redeemable(6)	1,434,990	$30	$43,050	N/A
Simon Property Group, L.P.	Series I 6% Convertible Perpetual(3)	4,377,487	$50	$218,874	N/A
Simon Property Group, L.P.	7.50% Cumulative Redeemable(7)	255,373	$100	$25,537	N/A
Simon Property Group, L.P.	7.75%/8.00% Cumulative Redeemable	822,588	$100	$82,259	N/A

(1)
The shares are redeemable on or after September 29, 2006. The shares are not convertible into any other securities of the Company. The shares are traded on the New York Stock Exchange. The closing price on March 31, 2005, was $26.06 per share.

(2)
The Cumulative Step-Up Premium Rate Preferred Stock was issued at 7.89%. The shares are redeemable after September 30, 2007. Beginning October 1, 2012, the rate increases to 9.89%. The shares are not convertible into any other securities of the Company. The shares are traded on the New York Stock Exchange. The closing price on March 31, 2005 was $53.10 per share.

(3)
Each unit/share is convertible into 0.783 of a share of common stock if certain conditions are met. The closing price on March 31, 2005 was $55.43 per share.

(4)
Each share is redeemable on or after October 15, 2027. The closing price for the preferred stock on March 31, 2005 was $65.00 per share.

(5)
Each unit/share is convertible into 0.75676 of a share of common stock on or after August 27, 2004 if certain conditions are met. Each unit/share is not redeemable prior to August 27, 2009.

(6)
Each unit/share is not redeemable prior to August 27, 2009.

(7)
Each unit/share is not redeemable prior to November 10, 2006.

QuickLinks

  Exhibit 99.1
SIMON PROPERTY GROUP Overview
SIMON PROPERTY GROUP Changes in Common Shares and Unit Ownership For the Period from December 31, 2004 through March 31, 2005
SIMON PROPERTY GROUP Selected Financial and Equity Information As of March 31, 2005 Unaudited (In thousands, except as noted)
Simon Property Group Unaudited Pro-Rata Statement of Operations For The Three Months Ended March 31, 2005
SIMON PROPERTY GROUP, INC. Unaudited Pro-Rata Balance Sheet As of March 31, 2005
SIMON PROPERTY GROUP Reconciliation of NOI to Net Income As of March 31, 2005
SIMON PROPERTY GROUP Computation of Comparable Property NOI Growth As of March 31, 2005
SIMON PROPERTY GROUP Analysis of Other Income and Other Expense As of March 31, 2005 (In thousands)
SIMON PROPERTY GROUP U.S. Portfolio GLA, Occupancy & Rent Data As of March 31, 2005
SIMON PROPERTY GROUP Regional Mall Operational Information As of March 31, 2005 Unaudited (In thousands, except as noted)
SIMON PROPERTY GROUP Regional Mall Lease Expirations(1) As of March 31, 2005
SIMON PROPERTY GROUP Regional Mall Top Tenants As of March 31, 2005 (Square Feet in 000's)
SIMON PROPERTY GROUP Regional Mall Anchor/Big Box Openings 2005-2007
SIMON PROPERTY GROUP Regional Mall Property Listing U.S. Properties
SIMON PROPERTY GROUP U.S. Premium Outlet Centers Operational Information As of March 31, 2005 Unaudited (In thousands, except as noted)
SIMON PROPERTY GROUP U.S. Premium Outlet Centers Lease Expirations(1) As of March 31, 2005
SIMON PROPERTY GROUP U.S. Premium Outlet Centers Top Tenants As of March 31, 2005 (Square Feet in 000's)
SIMON PROPERTY GROUP U.S. Premium Outlet Centers Property Listing
SIMON PROPERTY GROUP Community/Lifestyle Centers Operational Information As of March 31, 2005 Unaudited (In thousands, except as noted)
SIMON PROPERTY GROUP Community/Lifestyle Centers Lease Expirations(1) As of March 31, 2005
SIMON PROPERTY GROUP Community/Lifestyle Centers Top Tenants As of March 31, 2005 (Square Feet in 000's)
SIMON PROPERTY GROUP Community/Lifestyle Centers Property Listing U.S. Properties
SIMON PROPERTY GROUP International Operational Information(1) As of March 31, 2005 Unaudited (In thousands, except as noted)
SIMON PROPERTY GROUP International Property Listing
SIMON PROPERTY GROUP Capital Expenditures in the U.S. Portfolio For the Three Months Ended March 31, 2005 (In millions)
SIMON PROPERTY GROUP U.S. Development Activity Report* Project Overview, Construction-in-Progress and Land Held for Development As of March 31, 2005
SIMON PROPERTY GROUP U.S. Development Activity Report* Project Overview, Construction-in-Progress and Land Held for Development As of March 31, 2005
SIMON PROPERTY GROUP U.S. Development Activity Report* Project Overview, Construction-in-Progress and Land Held for Development As of March 31, 2005
SIMON PROPERTY GROUP U.S. Development Activity Report* Project Overview, Construction-in-Progress and Land Held for Development As of March 31, 2005
SIMON PROPERTY GROUP The Company's Share of Total Debt Amortization and Maturities by Year As of March 31, 2005 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness As of March 31, 2005 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness by Maturity As of March 31, 2005 (In thousands)
SIMON PROPERTY GROUP Unencumbered Assets As of March 31, 2005
SIMON PROPERTY GROUP Preferred Stock/Units Outstanding As of March 31, 2005 ($ in 000's, except per share amounts)